UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2013

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Variable
Investment Fund,
Appreciation Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Appreciation Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be outstanding for U.S. equities. Large-cap stocks delivered their strongest calendar-year performance in well over a decade, and small- and midcap stocks fared even better in an environment of low short-term interest rates, rising corporate earnings, sustained economic growth, and low inflation. In our view, 2013 provided ample evidence of the value of patience and discipline in equity investing, as those who favored a long-term perspective over a focus on news headlines and short-term volatility reaped the rewards provided by rising markets.

Will stocks continue to rally in 2014? We believe that they can. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows. Stronger growth could convince businesses and consumers to spend more freely, unleashing pent up demand as economic uncertainty wanes. However, we caution that gains in 2014 are unlikely to match those of the past year, and a highly selective approach to security selection could be key to greater relative investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares produced a total return of 21.11%, and its Service shares produced a total return of 20.83%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), produced a total return of 32.37% for the same period.2

Stocks rallied strongly in 2013 as U.S. and global economic growth improved.The fund underperformed its benchmark, mainly due to its focus on higher quality, multinational companies.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply during 2013 in the midst of a sustained economic recovery that saw U.S. GDP accelerate from a 1.1% annualized rate during the first quarter of the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

year to 4.1% for the third quarter. Economic gains were fueled by falling unemployment, rebounding housing markets, low interest rates, and a massive, open-ended quantitative easing program from the Federal Reserve Board (the “Fed”). Improving conditions in Europe and Japan also contributed to positive economic sentiment.

After rallying early in the year, stocks encountered heightened volatility in late May 2013 when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would soon begin to back away from quantitative easing. Consequently, equities lost value in June before stabilizing over the summer. Stocks resumed their advance in the fall, when the Fed unexpectedly refrained from tapering its bond purchasing program. Stocks continued to climb over the final two months of the year amid new releases of encouraging economic data. A modest reduction in the Fed’s bond buying program in December had little impact on stock prices, enabling the S&P 500 Index to end the year near record highs.

Focus on Quality Undermined Relative Results

The fund’s emphasis on high-quality, globally-dominant companies restrained performance compared to the benchmark in 2013. In addition, the market’s advance was predominantly led by more economically sensitive market sectors, and the fund’s focus on less cyclical companies hampered relative results. More specifically, the fund maintained overweighted exposure to the traditionally defensive consumer staples sector and focused on less cyclical companies in the consumer discretionary and information technology sectors.An overweighted position in the energy sector and a focus on large, integrated oil companies also hurt relative performance.

Our emphasis on high-quality securities proved more rewarding in the rebounding financials sector, but the benefit of these successful security selections was offset by an underweighted allocation to financial stocks.The fund also added value through lack of exposure to the telecommunications services and utilities sectors and an above-average dividend yield.

Positions that made the greatest absolute contributions to returns in 2013 included Coca-Cola, Johnson & Johnson, ExxonMobil, Chevron, and JPMorgan Chase & Co. Detractors from performance included Rio Tinto, Intuitive Surgical, Statoil ASA, International Business Machines, and Caterpillar. Despite their lagging market

4

returns, the fund’s holdings generally generated strong financial results and enhanced long-term shareholder value through disciplined capital redeployment, dividend increases, and share repurchases.

Global Growth Trends Could Support Additional Gains

We currently expect broad-based, moderate improvement in global economic growth in 2014 as consumer and business confidence strengthens, which may serve as a catalyst for higher stock prices. Moreover, if global growth accelerates and central banks’ monetary policies become less accommodative, investor attention could shift to higher quality companies that can sustain consistent earnings growth. The industry-leading multinationals in which the fund invests currently derive more than half of their earnings from overseas markets and appear well positioned for stronger global growth. These companies typically have sustainable competitive advantages, ample financial resources, and long duration earnings growth, characteristics that should appeal to investors as the global economy moves to the next phase of its cycle.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s® 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

TheFund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	21.11%		15.56%	7.10%
Service shares	20.83%		15.27%	6.84%
Standard & Poor’s 500
Composite Stock Price Index	32.37%		17.93%	7.40%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Appreciation Portfolio on 12/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.30	$5.64
Ending value (after expenses)	$1,133.00	$1,131.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of .80% for Initial shares and 1.05% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—99.6%	Shares	Value ($)
Banks—.9%
Wells Fargo & Co.	120,000	5,448,000
Capital Goods—2.5%
Caterpillar	22,000	1,997,820
General Electric	124,800	3,498,144
United Technologies	89,000	10,128,200
		15,624,164
Consumer Durables & Apparel—1.7%
Christian Dior	56,100	10,600,268
Consumer Services—2.6%
McDonald’s	165,200	16,029,356
Diversified Financials—6.3%
BlackRock	31,000	9,810,570
Franklin Resources	183,000	10,564,590
JPMorgan Chase & Co.	267,300	15,631,704
State Street	40,000	2,935,600
		38,942,464
Energy—17.2%
Chevron	195,900	24,469,869
ConocoPhillips	165,100	11,664,315
EOG Resources	20,000	3,356,800
Exxon Mobil	308,364	31,206,437
Imperial Oil	100,000	4,423,000
Occidental Petroleum	163,100	15,510,810
Phillips 66	92,550	7,138,382
Royal Dutch Shell, Cl. A, ADR	60,500	4,311,835
Total, ADR	64,400	3,945,788
		106,027,236
Food & Staples Retailing—2.0%
Walgreen	124,300	7,139,792
Whole Foods Market	90,200	5,216,266
		12,356,058

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—21.0%
Altria Group	373,100		14,323,309
Coca-Cola	801,200		33,097,572
Diageo, ADR	25,000	[a]	3,310,500
Kraft Foods Group	56,666		3,055,431
Mondelez International, Cl. A	170,000		6,001,000
Nestle, ADR	234,400		17,249,496
PepsiCo	132,900		11,022,726
Philip Morris International	392,100		34,163,673
SABMiller	120,000		6,162,151
			128,385,858
Health Care Equipment &
Services—1.2%
Abbott Laboratories	191,800		7,351,694
Household & Personal Products—4.5%
Estee Lauder, Cl. A	133,400		10,047,688
Procter & Gamble	215,000		17,503,150
			27,550,838
Insurance—.8%
ACE	45,000		4,658,850
Materials—3.6%
Air Products & Chemicals	18,000		2,012,040
Freeport-McMoRan Copper & Gold	200,000		7,548,000
Praxair	95,200		12,378,856
			21,938,896
Media—6.6%
Comcast, Cl. A	146,000		7,586,890
McGraw-Hill Financial	84,100		6,576,620
News Corp., Cl. A	51,784	[b]	933,148
Time Warner Cable	45,000		6,097,500
Twenty-First Century Fox, Cl. A	283,136		9,960,724
Walt Disney	120,000		9,168,000
			40,322,882
Pharmaceuticals, Biotech &
Life Sciences—9.4%
AbbVie	191,800		10,128,958

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Johnson & Johnson	192,900		17,667,711
Novartis, ADR	85,000		6,832,300
Novo Nordisk, ADR	56,300		10,401,988
Roche Holding, ADR	185,700		13,036,140
			58,067,097
Retailing—3.6%
Target	179,700		11,369,619
Wal-Mart Stores	136,600		10,749,054
			22,118,673
Semiconductors & Semiconductor
Equipment—2.8%
Intel	239,500		6,217,420
Texas Instruments	233,300		10,244,203
Xilinx	20,000		918,400
			17,380,023
Software & Services—4.9%
Automatic Data Processing	100,400		8,113,324
International Business Machines	77,000		14,442,890
Oracle	200,000		7,652,000
			30,208,214
Technology Hardware & Equipment—6.8%
Apple	64,150		35,995,206
QUALCOMM	82,800		6,147,900
			42,143,106
Transportation—1.2%
Canadian Pacific Railway	50,000		7,566,000
Total Common Stocks
(cost $300,744,528)			612,719,677

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $745,413)	745,413	[c]	745,413

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,088,930)	2,088,930 [c]	2,088,930
Total Investments (cost $303,578,871)	100.1%	615,554,020
Liabilities, Less Cash and Receivables	(.1%)	(429,517)
Net Assets	100.0%	615,124,503

ADR—American Depository Receipts

a Security, or portion thereof, on loan. At December 31, 2013, the value of the fund’s security on loan was
$2,060,455 and the value of the collateral held by the fund was $2,088,930.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	21.0	Semiconductors &
Energy	17.2	Semiconductor Equipment	2.8
Pharmaceuticals,		Consumer Services	2.6
Biotech & Life Sciences	9.4	Capital Goods	2.5
Technology Hardware &		Food & Staples Retailing	2.0
Equipment	6.8	Consumer Durables & Apparel	1.7
Media	6.6	Health Care Equipment & Services	1.2
Diversified Financials	6.3	Transportation	1.2
Software & Services	4.9	Banks	.9
Household & Personal Products	4.5	Insurance	.8
Materials	3.6	Money Market Investments	.5
Retailing	3.6		100.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,060,455)—Note 1(c):
Unaffiliated issuers	300,744,528	612,719,677
Affiliated issuers	2,834,343	2,834,343
Cash		1,325,698
Dividends and securities lending income receivable		1,178,584
Receivable for investment securities sold		908,991
Prepaid expenses		5,437
		618,972,730
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		352,886
Due to Fayez Sarofim & Co.		111,755
Liability for securities on loan—Note 1(c)		2,088,930
Payable for shares of Beneficial Interest redeemed		1,245,315
Accrued expenses		49,341
		3,848,227
Net Assets ($)		615,124,503
Composition of Net Assets ($):
Paid-in capital		287,840,040
Accumulated undistributed investment income—net		141,896
Accumulated net realized gain (loss) on investments		15,167,418
Accumulated net unrealized appreciation
(depreciation) on investments		311,975,149
Net Assets ($)		615,124,503

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	360,196,996	254,927,507
Shares Outstanding	7,511,552	5,345,500
Net Asset Value Per Share ($)	47.95	47.69

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $318,237 foreign taxes withheld at source):
Unaffiliated issuers	16,388,987
Affiliated issuers	2,168
Income from securities lending—Note 1(c)	75,883
Total Income	16,467,038
Expenses:
Investment advisory fee—Note 3(a)	3,184,136
Sub-investment advisory fee—Note 3(a)	1,300,563
Distribution fees—Note 3(b)	604,049
Professional fees	90,990
Prospectus and shareholders’ reports	80,027
Trustees’ fees and expenses—Note 3(c)	78,111
Custodian fees—Note 3(b)	46,638
Loan commitment fees—Note 2	5,510
Shareholder servicing costs—Note 3(b)	1,988
Interest expense—Note 2	1,531
Miscellaneous	32,688
Total Expenses	5,426,231
Less—reduction in fees due to earnings credits—Note 3(b)	(11)
Net Expenses	5,426,220
Investment Income—Net	11,040,818
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,061,416
Net unrealized appreciation (depreciation) on investments	86,090,036
Net Realized and Unrealized Gain (Loss) on Investments	102,151,452
Net Increase in Net Assets Resulting from Operations	113,192,270

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	11,040,818	10,714,528
Net realized gain (loss) on investments	16,061,416	3,173,613
Net unrealized appreciation
(depreciation) on investments	86,090,036	39,110,502
Net Increase (Decrease) in Net Assets
Resulting from Operations	113,192,270	52,998,643
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(6,893,926)	(12,974,543)
Service Shares	(4,166,702)	(6,423,266)
Net realized gain on investments:
Initial Shares	(845,058)	—
Service Shares	(570,306)	—
Total Dividends	(12,475,992)	(19,397,809)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	21,784,228	55,289,006
Service Shares	49,511,523	75,211,364
Dividends reinvested:
Initial Shares	7,738,984	12,974,543
Service Shares	4,737,008	6,423,266
Cost of shares redeemed:
Initial Shares	(75,550,847)	(70,383,596)
Service Shares	(60,366,124)	(47,166,478)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(52,145,228)	32,348,105
Total Increase (Decrease) in Net Assets	48,571,050	65,948,939
Net Assets ($):
Beginning of Period	566,553,453	500,604,514
End of Period	615,124,503	566,553,453
Undistributed investment income—net	141,896	161,768

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	495,214	1,377,683
Shares issued for dividends reinvested	175,615	319,206
Shares redeemed	(1,708,837)	(1,739,175)
Net Increase (Decrease) in Shares Outstanding	(1,038,008)	(42,286)
Service Shares
Shares sold	1,130,343	1,876,463
Shares issued for dividends reinvested	108,119	158,878
Shares redeemed	(1,372,296)	(1,171,311)
Net Increase (Decrease) in Shares Outstanding	(133,834)	864,030

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	40.47	37.99	35.44	31.40	28.88
Investment Operations:
Investment income—net[a]	.86	.82	.73	.64	.63
Net realized and unrealized
gain (loss) on investments	7.59	3.14	2.42	4.09	4.95
Total from Investment Operations	8.45	3.96	3.15	4.73	5.58
Distributions:
Dividends from investment income—net	(.87)	(1.48)	(.60)	(.69)	(.78)
Dividends from net realized
gain on investments	(.10)	—	—	—	(2.28)
Total Distributions	(.97)	(1.48)	(.60)	(.69)	(3.06)
Net asset value, end of period	47.95	40.47	37.99	35.44	31.40
Total Return (%)	21.11	10.44	9.01	15.32	22.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.81	.80	.81	.80
Ratio of net expenses
to average net assets	.81	.81	.80	.81	.80
Ratio of net investment income
to average net assets	1.95	2.02	1.99	2.01	2.31
Portfolio Turnover Rate	7.71	3.05	4.24	11.90	1.49
Net Assets, end of period ($ x 1,000)	360,197	345,985	326,445	310,385	290,073

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	40.25	37.74	35.23	31.21	28.70
Investment Operations:
Investment income—net[a]	.75	.72	.63	.58	.59
Net realized and unrealized
gain (loss) on investments	7.55	3.10	2.42	4.05	4.89
Total from Investment Operations	8.30	3.82	3.05	4.63	5.48
Distributions:
Dividends from investment income—net	(.76)	(1.31)	(.54)	(.61)	(.69)
Dividends from net realized
gain on investments	(.10)	—	—	—	(2.28)
Total Distributions	(.86)	(1.31)	(.54)	(.61)	(2.97)
Net asset value, end of period	47.69	40.25	37.74	35.23	31.21
Total Return (%)	20.83	10.14	8.74	15.04	22.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.06	1.05	1.06	1.05
Ratio of net expenses
to average net assets	1.06	1.06	1.05	1.06	1.05
Ratio of net investment income
to average net assets	1.70	1.79	1.75	1.74	2.15
Portfolio Turnover Rate	7.71	3.05	4.24	11.90	1.49
Net Assets, end of period ($ x 1,000)	254,928	220,568	174,160	125,296	71,893

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Appreciation Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	524,880,211	—	—	524,880,211
Equity Securities—
Foreign
Common Stocks†	87,839,466	—	—	87,839,466
Mutual Funds	2,834,343	—	—	2,834,343

†	See Statement of Investments for additional detailed categorizations.

At December 31, 2012, $17,075,991 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

22

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the value of securities on loan was $2,060,455, as disclosed in the Statement of Assets and Liabilities. The value of related collateral exceeded the value of securities on loan. See the Statement of Investments for collateral information. During the period ended December 31, 2013, The Bank of New York Mellon earned $18,947 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012($)	Purchases ($)	Sales ($)	12/31/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,916,352	51,150,328	54,321,267	745,413.1
Dreyfus
Institutional
Cash
Advantage
Fund	13,512,311	142,434,719	153,858,100	2,088,930.4
Total	17,428,663	193,585,047	208,179,367	2,834,343.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

24

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $316,461, undistributed capital gains $15,735,325 and unrealized appreciation $311,232,677.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $11,060,628 and $19,397,809, and long-term capital gains $1,415,364 and $0, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the fund decreased accumulated undistributed investment income-net by $62 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this classification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2013 was approximately $136,400 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $604,049 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and

26

custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $1,846 for transfer agency services and $106 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $11.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $46,638 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $36 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $273,606, Distribution Plan fees $53,005, custodian fees $23,666, Chief Compliance Officer fees $2,299 and transfer agency fees $310.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2013, amounted to $45,604,484 and $94,943,166, respectively.

At December 31, 2013, the cost of investments for federal income tax purposes was $304,321,343; accordingly, accumulated net unrealized appreciation on investments was $311,232,677, consisting of $314,172,283 gross unrealized appreciation and $2,939,606 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2013 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns. Also, the fund hereby reports $.1022 per share as a long-term capital gain distribution paid on March 28, 2013.

30

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

34

NOTES

Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be outstanding for U.S. equities. Large-cap stocks delivered their strongest calendar-year performance in well over a decade, and small- and midcap stocks fared even better in an environment of low short-term interest rates, rising corporate earnings, sustained economic growth, and low inflation. In our view, 2013 provided ample evidence of the value of patience and discipline in equity investing, as those who favored a long-term perspective over a focus on news headlines and short-term volatility reaped the rewards provided by rising markets.

Will stocks continue to rally in 2014? We believe that they can. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows. Stronger growth could convince businesses and consumers to spend more freely, unleashing pent up demand as economic uncertainty wanes. However, we caution that gains in 2014 are unlikely to match those of the past year, and a highly selective approach to security selection could be key to greater relative investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of 36.78%, and its Service shares achieved a total return of 36.43%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), produced a total return of 32.37% for the same period.2

Stocks rallied strongly in 2013 as U.S. economic growth accelerated. The fund outperformed its benchmark, mainly due to successful security selections in the consumer discretionary, financials, and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk.To pursue these goals, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, “bottom-up” fundamental analysis, and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500® Index.

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply in 2013 during a sustained economic recovery that saw U.S. GDP accelerate from a 1.1% annualized rate during the first quarter of the year to 4.1% for the third quarter. Economic gains were fueled by falling unemployment, rebounding housing markets, low interest rates, and a massive, open-ended quantitative easing program from the Federal Reserve Board (the “Fed”).

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

After rallying early in the year, stocks encountered heightened volatility in late May 2013 when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would begin to back away from quantitative easing sooner than expected. Consequently, equities lost value in June before stabilizing over the summer. Stocks resumed their advance in the fall, when the Fed unexpectedly refrained from tapering its bond purchasing program. Even a federal government shutdown in October failed to derail the rally.

Stocks continued to advance over the final two months of the year amid new releases of encouraging economic data.A modest reduction in the Fed’s bond buying program in mid-December had little impact on stock prices, enabling the S&P 500® Index to reach record highs during the month. In this constructive environment, dividend-paying stocks generally lagged their more growth-oriented counterparts.

Security Selections Buoyed Relative Results

The fund achieved strong relative performance across most of the economic sectors represented in its benchmark. Results were especially robust in the consumer discretionary sector, where media companies posted strong gains. For example, entertainment content producerViacom advanced along with advertising revenues, and its stock price was further bolstered by a shareholder-friendly stock repurchasing program. Among apparel manufacturers, athletic clothing innovator Under Armour reported higher sales, revenues, and earnings. Online travel company priceline.com benefited from greater adoption of online travel planning, and casino operator LasVegas Sands posted solid earnings stemming from its property in Macau.

The fund’s investments in the financials sector generally benefited from stronger economic growth and a rising U.S. stock market. Insurer MetLife rallied from a relatively low valuation as investors recognized its strong earnings. Wealth manager Ameriprise Financial announced quarterly earnings that exceeded analysts’ expectations. Online securities broker TD Ameritrade Holding saw strong fund flows in the rising market. Among health care companies, Gilead Sciences solidified its leadership position in the treatment of liver disease, and Vertex Pharmaceuticals was rewarded for a robust new product pipeline. Genetic analysis specialist Illumina and drug distributor McKesson also gained value amid rising revenues and earnings.

4

Disappointment proved relatively mild in 2013. The fund underperformed in the information technology sector, where strong results from social media companies Facebook and LinkedIn were more than offset by weakness in enterprise software developer Oracle and data storage giant EMC. In other areas, cruise vacations provider Carnival was hurt by well-publicized problems on some of its ships, and telecommunications service provider Windstream Holdings fell short of analysts’ expectations.

Finding Ample Opportunities Among Individual Stocks

We remain bullish on the long-term prospects for U.S. stocks as the U.S. economic recovery continues. Moreover, in our view, stocks could benefit from the potential for the release of pent-up demand from businesses and consumers as economic uncertainty wanes, and mergers-and-acquisitions activity may increase in anticipation of higher financing costs in a rising interest-rate environment. As of year-end, we identified a number of opportunities meeting our investment criteria in the consumer discretionary, financials, and information technology sectors, but relatively few in the energy, telecommunications services, and utilities sectors.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	36.78%		19.12%	7.02%
Service shares	36.43%		18.82%	6.78%
Standard & Poor’s 500
Composite Stock Price Index	32.37%		17.93%	7.40%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Growth and Income Portfolio on 12/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.83	$6.21
Ending value (after expenses)	$1,202.60	$1,200.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.43	$5.70
Ending value (after expenses)	$1,020.82	$1,019.56

† Expenses are equal to the fund’s annualized expense ratio of .87% for Initial shares and 1.12% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—98.9%	Shares		Value ($)
Automobiles & Components—1.6%
Delphi Automotive	9,240		555,601
General Motors	12,291	[a]	502,333
Johnson Controls	8,960		459,648
			1,517,582
Banks—3.2%
Comerica	8,910		423,581
Fifth Third Bancorp	28,960		609,029
PNC Financial Services Group	4,470		346,783
U.S. Bancorp	21,290		860,116
Wells Fargo & Co.	15,470		702,338
			2,941,847
Capital Goods—8.0%
Cummins	11,560		1,629,613
Danaher	8,030		619,916
Eaton	15,220		1,158,546
Fluor	8,140		653,561
General Electric	59,090		1,656,293
Honeywell International	7,520		687,102
Precision Castparts	3,790		1,020,647
			7,425,678
Commercial & Professional Services—.7%
Tyco International	14,900		611,496
Consumer Durables & Apparel—2.7%
Michael Kors Holdings	6,530	[a]	530,171
Newell Rubbermaid	6,450		209,044
NIKE, Cl. B	8,010		629,906
PVH	3,530		480,151
Under Armour, Cl. A	7,150	[a]	624,195
			2,473,467
Consumer Services—2.0%
Carnival	13,424		539,242
Las Vegas Sands	8,070		636,481
Starbucks	8,830		692,184
			1,867,907

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—12.1%
American Express	7,630		692,270
Ameriprise Financial	12,820		1,474,941
Bank of America	43,250		673,402
Berkshire Hathaway, Cl. B	4,830	[a]	572,645
Capital One Financial	7,540		577,639
Citigroup	19,440		1,013,018
Discover Financial Services	6,330		354,163
Goldman Sachs Group	4,330		767,536
ING US	9,660		339,549
IntercontinentalExchange Group	2,520		566,798
Invesco	14,320		521,248
JPMorgan Chase & Co.	37,216		2,176,392
Morgan Stanley	15,710		492,666
T. Rowe Price Group	5,580		467,437
TD Ameritrade Holding	17,010		521,186
			11,210,890
Energy—8.5%
Chevron	3,670		458,420
EOG Resources	3,920		657,933
Exxon Mobil	13,650		1,381,380
National Oilwell Varco	5,070		403,217
Occidental Petroleum	21,280		2,023,728
Phillips 66	13,230		1,020,430
Schlumberger	14,269		1,285,780
Valero Energy	12,190		614,376
			7,845,264
Food & Staples Retailing—2.7%
Costco Wholesale	5,580		664,076
CVS Caremark	17,050		1,220,268
Whole Foods Market	11,300		653,479
			2,537,823
Food, Beverage & Tobacco—6.4%
Archer-Daniels-Midland	10,340		448,756
Coca-Cola Enterprises	32,230		1,422,310
Mondelez International, Cl. A	14,820		523,146

10

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
PepsiCo	20,620		1,710,223
Philip Morris International	20,590		1,794,007
			5,898,442
Health Care Equipment & Services—3.1%
Baxter International	5,580		388,089
Cardinal Health	15,700		1,048,917
McKesson	7,170		1,157,238
UnitedHealth Group	3,070		231,171
			2,825,415
Insurance—2.3%
Allstate	6,170		336,512
American International Group	8,970		457,918
Hartford Financial Services Group	9,460		342,736
MetLife	17,910		965,707
			2,102,873
Materials—3.5%
Dow Chemical	8,330		369,852
Eastman Chemical	6,300		508,410
LyondellBasell Industries, Cl. A	2,880		231,206
Martin Marietta Materials	10,310		1,030,381
Praxair	6,500		845,195
Vulcan Materials	4,720		280,462
			3,265,506
Media—6.0%
Comcast, Cl. A	18,860		980,060
Omnicom Group	5,070		377,056
Regal Entertainment Group, Cl. A	16,240	[b]	315,868
Time Warner	6,616		461,268
Twenty-First Century Fox, Cl. A	24,140		849,245
Viacom, Cl. B	16,200		1,414,908
Walt Disney	15,070		1,151,348
			5,549,753
Pharmaceuticals, Biotech & Life Sciences—9.3%
AbbVie	11,270		595,169
Alexion Pharmaceuticals	4,420	[a]	588,125

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Amgen	8,600		981,776
Biogen Idec	2,520	[a]	704,970
Bristol-Myers Squibb	13,390		711,678
Celgene	4,370	[a]	738,355
Gilead Sciences	14,240	[a]	1,070,136
Illumina	4,500	[a]	497,790
Johnson & Johnson	3,063		280,540
Merck & Co.	7,800		390,390
Perrigo Company	2,730		418,946
Pfizer	37,010		1,133,616
Regeneron Pharmaceuticals	1,090	[a]	300,012
Vertex Pharmaceuticals	3,130	[a]	232,559
			8,644,062
Retailing—4.1%
Amazon.com	3,060	[a]	1,220,297
Dollar General	4,590	[a]	276,869
Home Depot	10,340		851,396
Kohl’s	9,490		538,558
priceline.com	540	[a]	627,696
Urban Outfitters	8,460	[a]	313,866
			3,828,682
Semiconductors & Semiconductor
Equipment—4.0%
Analog Devices	6,560		334,101
Applied Materials	25,230		446,319
Texas Instruments	42,390		1,861,345
Xilinx	23,610		1,084,171
			3,725,936
Software & Services—12.1%
Accenture, Cl. A	16,310		1,341,008
Adobe Systems	8,900	[a]	532,932
Cognizant Technology Solutions, Cl. A	6,760	[a]	682,625
Facebook, Cl. A	16,190	[a]	884,945
Google, Cl. A	1,760	[a]	1,972,450

12

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Intuit	8,810		672,379
LinkedIn, Cl. A	2,190	[a]	474,858
MasterCard, Cl. A	1,490		1,244,835
Microsoft	56,850		2,127,896
salesforce.com	12,170	[a,b]	671,662
ServiceNow	4,110	[a]	230,201
Twitter	5,078	[b]	323,215
			11,159,006
Technology Hardware &
Equipment—3.5%
Cisco Systems	49,020		1,100,499
EMC	44,070		1,108,361
Juniper Networks	24,710	[a]	557,705
QUALCOMM	3,110		230,918
Western Digital	2,820		236,598
			3,234,081
Telecommunication Services—.7%
Windstream Holdings	83,840	[b]	669,043
Transportation—1.3%
Delta Air Lines	13,330		366,175
FedEx	6,070		872,684
			1,238,859
Utilities—1.1%
NextEra Energy	3,040		260,285
NRG Energy	10,960	[b]	314,771
NRG Yield, Cl. A	10,523		421,025
			996,081
Total Common Stocks
(cost $68,630,501)			91,569,693

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $239,170)	239,170	[c]	239,170

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,196,251)	1,196,251 [c]	1,196,251

Total Investments (cost $70,065,922)	100.5%	93,005,114
Liabilities, Less Cash and Receivables	(.5%)	(475,213)
Net Assets	100.0%	92,529,901

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2013, the value of the fund’s securities on loan was
$2,065,091 and the value of the collateral held by the fund was $2,100,912, consisting of cash collateral of
$1,196,251 and U.S. Government and Agency securities valued at $904,661.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	12.1	Banks	3.2
Software & Services	12.1	Health Care Equipment & Services	3.1
Pharmaceuticals, Biotech &		Consumer Durables & Apparel	2.7
Life Sciences	9.3	Food & Staples Retailing	2.7
Energy	8.5	Insurance	2.3
Capital Goods	8.0	Consumer Services	2.0
Food, Beverage & Tobacco	6.4	Automobiles & Components	1.6
Media	6.0	Money Market Investments	1.6
Retailing	4.1	Transportation	1.3
Semiconductors & Semiconductor		Utilities	1.1
Equipment	4.0	Commercial & Professional Services	.7
Materials	3.5	Telecommunication Services	.7
Technology Hardware & Equipment	3.5		100.5

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,065,091)—Note 1(b):
Unaffiliated issuers	68,630,501	91,569,693
Affiliated issuers	1,435,421	1,435,421
Cash		369,856
Receivable for investment securities sold		937,844
Dividends and securities lending income receivable		152,899
Prepaid expenses		843
		94,466,556
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		70,070
Liability for securities on loan—Note 1(b)		1,196,251
Payable for investment securities purchased		542,049
Payable for shares of Beneficial Interest redeemed		117,976
Accrued expenses		10,309
		1,936,655
Net Assets ($)		92,529,901
Composition of Net Assets ($):
Paid-in capital		70,901,829
Accumulated undistributed investment income—net		39,485
Accumulated net realized gain (loss) on investments		(1,350,605)
Accumulated net unrealized appreciation
(depreciation) on investments		22,939,192
Net Assets ($)		92,529,901

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	84,479,377	8,050,524
Shares Outstanding	2,823,818	268,862
Net Asset Value Per Share ($)	29.92	29.94
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $2,417 foreign taxes withheld at source):
Unaffiliated issuers	1,469,824
Affiliated issuers	325
Income from securities lending—Note 1(b)	19,701
Total Income	1,489,850
Expenses:
Investment advisory fee—Note 3(a)	622,084
Professional fees	50,277
Prospectus and shareholders’ reports	34,828
Distribution fees—Note 3(b)	19,719
Custodian fees—Note 3(b)	14,069
Trustees’ fees and expenses—Note 3(c)	7,071
Shareholder servicing costs—Note 3(b)	556
Loan commitment fees—Note 2	522
Miscellaneous	5,968
Total Expenses	755,094
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	755,091
Investment Income—Net	734,759
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,161,376
Net unrealized appreciation (depreciation) on investments	14,038,506
Net Realized and Unrealized Gain (Loss) on Investments	25,199,882
Net Increase in Net Assets Resulting from Operations	25,934,641
See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	734,759	1,058,495
Net realized gain (loss) on investments	11,161,376	7,053,496
Net unrealized appreciation
(depreciation) on investments	14,038,506	4,451,685
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,934,641	12,563,676
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(677,452)	(977,376)
Service Shares	(51,365)	(88,690)
Total Dividends	(728,817)	(1,066,066)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,562,097	1,821,503
Service Shares	321,493	146,234
Dividends reinvested:
Initial Shares	677,452	977,376
Service Shares	51,365	88,690
Cost of shares redeemed:
Initial Shares	(12,104,118)	(11,257,321)
Service Shares	(2,067,152)	(1,241,906)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,558,863)	(9,465,424)
Total Increase (Decrease) in Net Assets	17,646,961	2,032,186
Net Assets ($):
Beginning of Period	74,882,940	72,850,754
End of Period	92,529,901	74,882,940
Undistributed investment income—net	39,485	33,543

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	212,667	85,443
Shares issued for dividends reinvested	25,654	45,325
Shares redeemed	(474,612)	(532,568)
Net Increase (Decrease) in Shares Outstanding	(236,291)	(401,800)
Service Shares
Shares sold	13,064	6,818
Shares issued for dividends reinvested	1,957	4,107
Shares redeemed	(79,275)	(58,396)
Net Increase (Decrease) in Shares Outstanding	(64,254)	(47,471)
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	22.07	18.96	19.76	16.86	13.27
Investment Operations:
Investment income—net[a]	.23	.30	.25	.20	.19
Net realized and unrealized
gain (loss) on investments	7.86	3.12	(.80)	2.91	3.59
Total from Investment Operations	8.09	3.42	(.55)	3.11	3.78
Distributions:
Dividends from investment income—net	(.24)	(.31)	(.25)	(.21)	(.19)
Net asset value, end of period	29.92	22.07	18.96	19.76	16.86
Total Return (%)	36.78	18.08	(2.79)	18.61	28.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.91	.89	.88	.88
Ratio of net expenses
to average net assets	.89	.91	.89	.88	.84
Ratio of net investment income
to average net assets	.91	1.42	1.24	1.16	1.32
Portfolio Turnover Rate	50.46	48.39	83.28	82.26	113.45
Net Assets, end of period ($ x 1,000)	84,479	67,525	65,629	77,151	83,182

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	22.09	18.98	19.77	16.87	13.28
Investment Operations:
Investment income—net[a]	.17	.25	.20	.16	.15
Net realized and unrealized
gain (loss) on investments	7.85	3.12	(.79)	2.91	3.59
Total from Investment Operations	8.02	3.37	(.59)	3.07	3.74
Distributions:
Dividends from investment income—net	(.17)	(.26)	(.20)	(.17)	(.15)
Net asset value, end of period	29.94	22.09	18.98	19.77	16.87
Total Return (%)	36.43	17.77	(2.99)	18.29	28.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.14	1.16	1.14	1.13	1.13
Ratio of net expenses
to average net assets	1.14	1.16	1.14	1.13	1.09
Ratio of net investment income
to average net assets	.65	1.17	.99	.91	1.08
Portfolio Turnover Rate	50.46	48.39	83.28	82.26	113.45
Net Assets, end of period ($ x 1,000)	8,051	7,358	7,222	9,028	9,997
a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Growth and Income Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series.The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	91,039,522	—	—	91,039,522
Equity Securities—
Foreign
Common Stocks†	530,171	—	—	530,171
Mutual Funds	1,435,421	—	—	1,435,421

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund

24

†	See Statement of Investments for additional detailed categorizations.

may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency secu-rities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral.At December 31, 2013, the value of securities on loan was $2,065,091, as disclosed in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of securities on loan. See the Statement of Investments for collateral information. During the period ended December 31, 2013,The Bank of New York Mellon earned $5,100 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2012	($)	Purchases ($)	Sales ($)	12/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	521,545		15,128,690	15,411,065	239,170.3
Dreyfus
Institutional
Cash
Advantage
Fund	2,815,141		13,848,950	15,467,840	1,196,251		1 .3
Total	3,336,686		28,977,640	30,878,905	1,435,421		1.6

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $39,485, accumulated capital losses $1,220,434 and unrealized appreciation $22,809,021.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-

26

enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $728,817 and $1,066,066, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $19,719 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $512 for transfer agency services and $33 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $14,069 pursuant to the custody agreement.

28

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $11 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $57,372, Distribution Plan fees $1,672, custodian fees $8,585, Chief Compliance Officer fees $2,299 and transfer agency fees $142.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2013, amounted to $41,412,521 and $49,443,871, respectively.

At December 31, 2013, the cost of investments for federal income tax purposes was $70,196,093; accordingly, accumulated net unrealized appreciation on investments was $22,809,021, consisting of $23,270,185 gross unrealized appreciation and $461,164 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DreyfusVariable Investment Fund, Growth and Income Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2013 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

32

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

34

The Fund 35

NOTES

Dreyfus Variable
Investment Fund,
International
Equity Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Equity Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 generally proved to be a good one for international equities. Stocks in the world’s developed markets generally advanced as Europe put the worst of its sovereign debt and banking crises behind it and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the emerging markets struggled with local economic slowdowns and falling commodity prices, causing their stock markets to lag global market averages.

We currently expect global economic conditions to improve gradually in 2014, with stronger growth in many developed countries fueled by accommodative monetary policies.The emerging markets seem poised for more moderate economic expansion. In the United States, we anticipate accelerating growth supported by less restrictive fiscal policies and low short-term interest rates. However, we also anticipate periodic bouts of heightened market volatility in the sluggish global economic recovery, suggesting that a highly selective approach to country allocations and security selection could be key to relatively greater investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2013, through December 31, 2013, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial shares produced a total return of 17.74%, and its Service shares returned 17.43%.1 This compares with a 22.78% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

Stocks in most developed markets responded positively to aggressively accommodative monetary policies in 2013.The fund lagged its benchmark, mainly due to exposure to the emerging markets.

The Fund’s Investment Approach

The fund seeks to achieve long-term capital growth by investing primarily in stocks of foreign companies.

The process of seeking investment ideas takes place within the framework of Newton’s global investment themes.These themes are based on observable economic, industrial, or social trends that we believe will affect markets, industries, or companies globally, and so help to identify areas of investment opportunity and risk. Such themes currently include debt burden, which asserts that certain economies and institutions need to reduce their budget deficits and debt obligations, which jeopardizes their economic prospects (and provides the rationale for the portfolio’s underweighted exposure to the financial sector). Elsewhere, our net effects theme identifies the investment opportunities and challenges inherent in an interconnected world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation, and interest rates; investment themes; the relative values of equities, bonds, and cash; company fundamentals; and long-term trends in currency movements.Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

strategies change, when we determine that the company’s prospects have changed, or when a stock reaches what we determine to be a full valuation.

Easy Money Policies Drove Equities Higher

International equities advanced strongly over the reporting period amid aggressively accommodative monetary policies from the world’s major central bank, including quantitative easing programs involving massive bond purchases. Indeed, while we disagree, the consensus view is that quantitative easing has produced an economic recovery in Europe. Japan also embarked on an aggressive quantitative easing program in an attempt to reverse its 20-year economic malaise.

Equities encountered heightened volatility in late May, when remarks by U.S. monetary policymakers signaled that the U.S. central bank would soon begin to back away from quantitative easing. However, with the exception of the emerging markets, most equity markets stabilized over the summer and rallied in the fall when the Federal Reserve Board refrained from tapering its asset purchases until its December meeting. Emerging-markets stocks fared relatively poorly due to concerns that slowing growth in China and reduced monetary support in the United States might undermine export activity.

County Allocations Dampened Performance

The fund lagged the MSCI EAFE Index due in part to exposure to struggling emerging-markets equities. Disappointments included Chinese footwear retailer Belle International, which encountered heightened competitive pressures and execution issues. Philippines utility Energy Development Holdings struggled with operational problems and a typhoon that damaged company assets. InThailand, Bangkok Bank lost ground during the general market decline. Singapore-based conglomerate Jardine Matheson Holdings was undermined by disadvantageous changes in automobile financing regulations in its Indonesian market. The fund also was hurt by an underweighted position in Europe, which we maintained in light of our view that Europe’s economy remains vulnerable to long-term imbalances.

On a more positive note, the fund was well positioned for gains in Japan, where telecommunications company Softbank benefited from domestic market share gains, ownership stakes in flourishing Chinese internet companies, and the purchase of a majority stake in U.S. carrier Sprint Communications. Discount retailer Don Quijote continued to take market share from traditional retailers and increase its appeal to a

4

broader demographic.Auto parts maker NGK Spark Plug benefited from solid demand and a weakening Japanese yen. From an industry group perspective, the consumer staples, health care, and telecommunications services sectors fared well, but relatively light exposure to the financials sector detracted from relative performance.

At times during the year, the fund employed currency forward contracts to hedge its currency exposures.

Maintaining a Cautious Investment Posture

We continue to expect economic retrenchment as quantitative easing support is withdrawn, which we believe risks the assumption of more debt and the creation of asset bubbles. Consequently, we have maintained our focus on companies with sustainable cash flows and business models that are relatively insensitive to economic changes.As of year-end, we have identified a number of opportunities in the consumer discretionary, consumer staples, and health care sectors, but relatively few in the industrials, financials, materials, and information technology sectors.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries. Investors cannot invest directly in an index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	17.74%		11.26%	7.36%
Service shares	17.43%		10.96%	7.08%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	22.78%		12.44%	6.91%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/03 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.68	$7.01
Ending value (after expenses)	$1,107.40	$1,105.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.45	$6.72
Ending value (after expenses)	$1,019.81	$1,018.55

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Initial shares and 1.32% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—97.6%	Shares		Value ($)
Australia—.9%
Dexus Property Group	453,633		407,073
Belgium—1.7%
Anheuser-Busch InBev	7,190		764,203
Brazil—1.1%
CCR	37,740		284,260
International Meal Company Holdings	24,368	[a]	188,499
			472,759
China—1.8%
Mindray Medical International, ADR	10,186		370,363
Sun Art Retail Group	298,000		420,427
			790,790
Finland—1.0%
Nokia	57,159	[a]	457,649
France—7.4%
Air Liquide	5,446		770,187
L’Oreal	2,384		418,815
Sanofi	7,952		843,662
Total	19,603		1,200,883
			3,233,547
Germany—9.1%
Bayer	5,713		801,266
Brenntag	3,206		594,316
Deutsche Bank	11,780		561,936
Fresenius Medical Care & Co.	6,636		472,253
Gerry Weber International	11,144		473,187
LEG Immobilien	7,782	[a]	459,811
SAP	6,993		599,441
			3,962,210

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—4.8%
AIA Group	153,600	770,545
Belle International Holdings	281,000	325,054
Jardine Matheson Holdings	10,000	523,100
Man Wah Holdings	301,600	472,180
		2,090,879
Japan—25.1%
Don Quijote	13,900	840,784
FANUC	3,000	548,381
Japan Airlines	7,768	382,831
Japan Tobacco	25,600	831,374
Lawson	5,100	381,132
LIXIL Group	25,800	706,309
M3	182	455,389
Makita	10,400	545,133
Mitsubishi UFJ Financial Group	117,900	776,969
NGK Spark Plug	25,000	591,112
Nissan Motor	58,600	491,904
Nomura Holdings	99,000	760,526
Sawai Pharmaceutical	6,800	439,085
Sugi Holdings	15,800	641,392
Suntory Beverage & Food	16,100	512,919
TOPCON	39,300	595,602
Toyota Motor	24,700	1,505,783
		11,006,625
Mexico—.8%
Grupo Financiero Santander Mexico, Cl. B, ADR	24,102	328,751
Netherlands—1.9%
Wolters Kluwer	28,588	815,873
Norway—1.3%
DNB	32,094	574,118
Philippines—2.7%
Energy Development	4,004,300	480,886
LT Group	1,007,100	350,355

10

Common Stocks (continued)	Shares		Value ($)
Philippines (continued)
Philippine Long Distance Telephone	5,710		342,993
			1,174,234
Sweden—1.0%
TeliaSonera	52,297		435,412
Switzerland—12.1%
Actelion	4,787	[a]	404,350
Nestle	15,837		1,159,303
Novartis	13,171		1,051,259
Roche Holding	3,966		1,107,928
Syngenta	1,887		751,373
Zurich Insurance Group	2,761	[a]	800,088
			5,274,301
Thailand—.9%
Bangkok Bank	74,500		403,561
United Kingdom—24.0%
Aberdeen Asset Management	59,060		489,005
Associated British Foods	13,253		536,590
Barclays	171,297		771,415
British American Tobacco	13,687		733,896
Centrica	101,915		586,803
GlaxoSmithKline	33,174		885,274
Imagination Technologies Group	43,641	[a]	128,564
Merlin Entertainments	60,547		358,441
Old Mutual	209,831		657,068
Prudential	49,077		1,089,011
Royal Dutch Shell, Cl. B	31,668		1,195,652
SSE	18,790		426,282
Standard Chartered	27,137		611,153
Vodafone Group	341,136		1,338,829
Wolseley	12,529		710,602
			10,518,585
Total Common Stocks
(cost $34,831,945)			42,710,570

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $850,000)	850,000 [b]	850,000

Total Investments (cost $35,681,945)	99.5%	43,560,570
Cash and Receivables (Net)	.5%	209,758
Net Assets	100.0%	43,770,328

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Goods	22.2	Telecommunications	5.9
Financial	21.6	Oil & Gas	5.5
Health Care	14.1	Utilities	3.4
Consumer Services	10.2	Money Market Investment	1.9
Basic Materials	6.7	Technology	1.7
Industrial	6.3		99.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	34,831,945	42,710,570
Affiliated issuers	850,000	850,000
Cash		16,745
Cash denominated in foreign currencies	1,600	1,594
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		189,216
Dividends receivable		137,022
Prepaid expenses		1,306
		43,906,453
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		51,308
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		38,827
Payable for shares of Beneficial Interest redeemed		36,981
Accrued expenses		9,009
		136,125
Net Assets ($)		43,770,328
Composition of Net Assets ($):
Paid-in capital		47,586,492
Accumulated undistributed investment income—net		795,499
Accumulated net realized gain (loss) on investments		(12,643,795)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		8,032,132
Net Assets ($)		43,770,328

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	32,191,873	11,578,455
Shares Outstanding	1,669,803	601,647
Net Asset Value Per Share ($)	19.28	19.24

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $86,988 foreign taxes withheld at source):
Unaffiliated issuers	1,065,496
Affiliated issuers	286
Total Income	1,065,782
Expenses:
Investment advisory fee—Note 3(a)	308,212
Professional fees	65,884
Custodian fees—Note 3(b)	32,820
Prospectus and shareholders’ reports	27,404
Distribution fees—Note 3(b)	26,959
Trustees’ fees and expenses—Note 3(c)	3,747
Loan commitment fees—Note 2	359
Shareholder servicing costs—Note 3(b)	340
Miscellaneous	16,119
Total Expenses	481,844
Less—reduction in fees due to earnings credits—Note 3(b)	(2)
Net Expenses	481,842
Investment Income—Net	583,940
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,773,912
Net realized gain (loss) on forward foreign currency exchange contracts	442,575
Net Realized Gain (Loss)	3,216,487
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	2,776,118
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	30,049
Net Unrealized Appreciation (Depreciation)	2,806,167
Net Realized and Unrealized Gain (Loss) on Investments	6,022,654
Net Increase in Net Assets Resulting from Operations	6,606,594

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	583,940	742,475
Net realized gain (loss) on investments	3,216,487	556,978
Net unrealized appreciation
(depreciation) on investments	2,806,167	7,040,513
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,606,594	8,339,966
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(835,411)	(158,811)
Service Shares	(275,794)	(13,890)
Total Dividends	(1,111,205)	(172,701)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,746,527	3,507,272
Service Shares	1,890,373	712,306
Dividends reinvested:
Initial Shares	835,411	158,811
Service Shares	275,794	13,890
Cost of shares redeemed:
Initial Shares	(4,501,653)	(15,136,857)
Service Shares	(1,777,851)	(2,352,465)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	468,601	(13,097,043)
Total Increase (Decrease) in Net Assets	5,963,990	(4,929,778)
Net Assets ($):
Beginning of Period	37,806,338	42,736,116
End of Period	43,770,328	37,806,338
Undistributed investment income—net	795,499	805,506

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	206,669	234,014
Shares issued for dividends reinvested	48,068	10,292
Shares redeemed	(249,149)	(1,002,201)
Net Increase (Decrease) in Shares Outstanding	5,588	(757,895)
Service Shares
Shares sold	104,121	46,155
Shares issued for dividends reinvested	15,869	900
Shares redeemed	(97,476)	(155,779)
Net Increase (Decrease) in Shares Outstanding	22,514	(108,724)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	16.86	13.75	16.44	15.19	12.75
Investment Operations:
Investment income—net[a]	.27	.28	.21	.22	.28
Net realized and unrealized
gain (loss) on investments	2.66	2.90	(2.57)	1.28	2.71
Total from Investment Operations	2.93	3.18	(2.36)	1.50	2.99
Distributions:
Dividends from investment income—net	(.51)	(.07)	(.33)	(.25)	(.55)
Net asset value, end of period	19.28	16.86	13.75	16.44	15.19
Total Return (%)	17.74	23.15	(14.68)	10.03	25.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.06	1.10	1.06	1.12
Ratio of net expenses
to average net assets	1.11	1.06	1.10	1.06	1.12
Ratio of net investment income
to average net assets	1.49	1.88	1.35	1.47	2.12
Portfolio Turnover Rate	48.07	45.03	56.20	63.67	104.15
Net Assets, end of period ($ x 1,000)	32,192	28,058	33,297	47,443	45,507

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	16.83	13.72	16.41	15.17	12.72
Investment Operations:
Investment income—net[a]	.23	.23	.17	.18	.25
Net realized and unrealized
gain (loss) on investments	2.65	2.90	(2.57)	1.28	2.71
Total from Investment Operations	2.88	3.13	(2.40)	1.46	2.96
Distributions:
Dividends from investment income—net	(.47)	(.02)	(.29)	(.22)	(.51)
Net asset value, end of period	19.24	16.83	13.72	16.41	15.17
Total Return (%)	17.43	22.83	(14.91)	9.74	24.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.31	1.35	1.31	1.37
Ratio of net expenses
to average net assets	1.36	1.31	1.35	1.31	1.37
Ratio of net investment income
to average net assets	1.24	1.53	1.09	1.23	1.91
Portfolio Turnover Rate	48.07	45.03	56.20	63.67	104.15
Net Assets, end of period ($ x 1,000)	11,578	9,749	9,439	13,819	13,651

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Equity Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series. The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	42,710,570	—	—	42,710,570
Mutual Funds	850,000	—	—	850,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	189,216	—	189,216
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(38,827)	—	(38,827)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

22

At December 31, 2012, $36,324,329 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2012	($)	Purchases ($)	Sales ($)	12/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	300,000		12,130,000	11,580,000	850,000		1.9

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $928,767, accumulated capital losses $12,549,832 and unrealized appreciation $7,853,154. In addition, the fund had $48,253 of capital losses realized after October 31, 2013, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, $739,832 of the carryover expires in fiscal year 2016 and $11,810,000 expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $1,111,205 and $172,701, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $517,258 and decreased accumulated net realized gain

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.35%
$100 million up to $1 billion	.30%
$1 billion up to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder

26

accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $26,959 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $316 for transfer agency services and $18 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $32,820 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund sub-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

scriptions and redemptions. During the period ended December 31, 2013, the fund was charged $6 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $27,247, Distribution Plan fees $2,394, custodian fees $19,230, Chief Compliance Officer fees $2,299 and transfer agency fees $138.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2013, amounted to $19,388,415 and $19,538,886, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes

28

a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring
2/13/2014[a]	924,793	862,190	823,363	(38,827)
Euro,
Expiring
3/14/2014[a]	635,596	860,599	874,380	13,781
Swedish Krona,
Expiring
2/13/2014[b]	5,742,227	862,190	892,093	29,903
Sales:		Proceeds ($)
Japanese Yen,
Expiring:
2/13/2014[a]	86,413,000	862,190	820,734	41,456
2/13/2014[b]	173,523,000	1,718,728	1,648,088	70,640
3/14/2014[a]	88,879,000	860,600	844,285	16,315
Philippine Peso,
Expiring
2/13/2014[a]	26,010,000	603,550	586,429	17,121
Gross Unrealized
Appreciation				189,216
Gross Unrealized
Depreciation				(38,827)

Counterparties:

a	JP Morgan Chase Bank
b	Royal Bank of Scotland

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period. These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At December 31, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	189,216	(38,827)
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	189,216	(38,827)
Derivatives not subject to MNA or
similar agreements	—	—
Total gross amount of assets and
liabilities subject to MNA or
similar agreements	189,216	(38,827)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities and Subject to MNA
Financial
Instruments
		and
		Derivatives	Securities	Cash
	Gross Amount	Available	Collateral	Collateral	Net Amount
Counterparty	of Assets ($)[1]	for Offset ($)	Received ($)[2]	Received ($)[2]	of Assets ($)
JP Morgan
Chase Bank	88,673	(38,827)	—	—	49,846
Royal Bank of
Scotland	100,543	—	—	—	100,543
Total	189,216	(38,827)	—	—	150,389

30

Financial
Instruments
and
		Derivatives	Securities	Cash
	Gross Amount of	Available	Collateral	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)

JP Morgan
Chase Bank	(38,827)	38,827	—	—	—

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Forward contracts	4,272,099

At December 31, 2013, the cost of investments for federal income tax purposes was $35,727,655; accordingly, accumulated net unrealized appreciation on investments was $7,832,915, consisting of $8,772,192 gross unrealized appreciation and $939,277 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DreyfusVariable Investment Fund, International Equity Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2013:

—the total amount of taxes paid to foreign countries was $85,449

—the total amount of income sourced from foreign countries was $1,152,711.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

34

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

36

The Fund 37

Dreyfus Variable
Investment Fund,
International Value
Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Investment Advisory Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Value Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 generally proved to be a good one for international equities. Stocks in the world’s developed markets generally advanced as Europe put the worst of its sovereign debt and banking crises behind it and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the emerging markets struggled with local economic slowdowns and falling commodity prices, causing their stock markets to lag global market averages.

We currently expect global economic conditions to improve gradually in 2014, with stronger growth in many developed countries fueled by accommodative monetary policies.The emerging markets seem poised for more moderate economic expansion. In the United States, we anticipate accelerating growth supported by less restrictive fiscal policies and low short-term interest rates.

However, we also anticipate periodic bouts of heightened market volatility in the sluggish global economic recovery, suggesting that a highly selective approach to country allocations and security selection could be key to relatively greater investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by D. Kirk Henry and Clifford Smith, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, InternationalValue Portfolio’s Initial shares produced a total return of 22.99%, and its Service shares produced a total return of 22.69%.1 This compares with a 22.78% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International stock markets rallied during 2013, with gains led by Japan and, to a lesser degree, other developed nations. Most emerging markets lagged global averages. Although emerging market exposure detracted from the fund’s relative performance, good individual stock selections in developed markets enabled the fund to perform in line with its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests in stocks of foreign companies that we consider to be value companies.The fund may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven. When selecting stocks, we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends. We focus on how a stock is valued relative to its intrinsic worth, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

Developed Markets Exhibited Renewed Strength

The Japanese stock market climbed at a rapid pace, kick-started by President Shinzo Abe’s aggressive monetary and fiscal policies, which weakened the yen, boosted domestic production and bolstered investor confidence. In Europe, investors began warming to the equity market’s opportunities as growth picked up in some areas, such as Germany, and recession appeared to bottom out among the region’s more troubled economies.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The emerging markets fared less well. Growth in China decelerated as central authorities moved to rebalance the economy away from exports and toward more domestic consumption. Other emerging markets, such as India and Brazil, were hurt by sluggish growth trends, rising interest rates, and weakening commodity prices. Developed countries with economies leveraged to commodity exports, such as Australia, also were hurt by negative commodity pricing trends.

Focusing on Areas of Market Strength

For most of 2013, the fund held overweighted exposure to rising Japanese stocks while largely avoiding the country’s lagging mining industry. Top performers in Japan included industrial companies, such as freight carrier Yamato Holdings and conglomerate Sumitomo Electric Industries; financial institutions, such as Sumitomo Mitsui Trust Holdings and Sumitomo Mitsui Financial Group; and consumer staples holdings, including personal care products maker Kao and drug store chain Matsumotokiyoshi Holdings.

In contrast, the fund held relatively little exposure to Australian equities, where we avoided companies vulnerable to weakening commodity and energy prices. Instead, the fund emphasized attractively valued companies in other sectors, such as health care product wholesaler and distributor Primary Health Care. In Germany, we added value by investing selectively in companies such as automotive maker Daimler, which benefited from robust global car sales, and health care logistics and services provider Celesio, which was acquired by U.S.-based McKesson at a premium to its stock price at the time. Other top European holdings included food retailers Delhaize Group and Carrefour, Swiss chemical manufacturer Clariant, and Irish building supplies maker CRH.

On a more negative note, the fund’s exposure to the emerging markets undermined relative results. In Brazil, energy producer Petroleo Brasileiro was hurt by weak energy prices and declines in the value of the Brazilian currency, while financial institution Banco Santander (Brasil) suffered amid rising interest rates and a slowing local economy. Similarly, in India, the fund experienced declines in its energy and financial investments, such as oil and gas producer Reliance Industries and State Bank of India. In developed nations, the fund’s exposure to the United Kingdom also detracted from relative performance, largely due to an overweighted position in global bank

4

HSBC Holdings, which failed to keep pace with the financial sector’s rapid rise. In Italy, oil and gas refiner Saras underperformed due to weak energy prices.

Finding Opportunities in Value-Oriented Stocks

As of the end of the reporting period, rising Japanese stock valuations have led us to trim the fund’s exposure to a market-neutral position. Nevertheless, we have continued to find attractive investment opportunities in the Japanese market, where the government’s continued program of quantitative easing remains supportive of the country’s exporters.We also have continued to identify an ample number of investment opportunities in Europe, where improving economic fundamentals seem likely to drive corporate earnings higher. Emerging market equities offer some compellingly undervalued opportunities as well, leading us to maintain the fund’s tactical allocation to companies in developing nations.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 31, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	22.99%		9.10%	5.21%
Service shares	22.69%		8.82%	4.97%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	22.78%		12.44%	6.91%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Value Portfolio on 12/31/03 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.37	$6.72
Ending value (after expenses)	$1,152.10	$1,150.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.04	$6.31
Ending value (after expenses)	$1,020.21	$1,018.95

† Expenses are equal to the fund’s annualized expense ratio of .99% for Initial shares and 1.24% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—96.6%	Shares		Value ($)
Australia—2.6%
Australia & New Zealand Banking Group	19,781		569,259
Metcash	193,230		545,209
QBE Insurance Group	80,663		828,993
			1,943,461
Austria—.6%
Erste Group Bank	13,380		466,248
Belgium—.5%
bpost	20,440		399,577
Brazil—1.4%
Banco Santander Brasil, ADS	91,420		557,662
Petroleo Brasileiro, ADR	35,600		490,568
			1,048,230
China—1.7%
Beijing Capital International Airport, Cl. H	768,000		601,184
CNOOC	182,000		338,450
FIH Mobile	566,000	[a]	304,376
			1,244,010
Denmark—1.1%
Carlsberg, Cl. B	7,130		788,899
France—11.6%
Alstom	21,610		787,075
BNP Paribas	8,650		674,126
Carrefour	31,513		1,248,988
Cie de St-Gobain	9,952		547,298
Danone	6,010		432,581
Electricite de France	12,208		431,369
GDF Suez	36,048		847,765
Orange	49,080		607,676
Sanofi	14,737		1,563,513
Total	24,410		1,495,360
			8,635,751
Germany—7.1%
Aixtron	38,950	[a]	562,361
Daimler	10,754		933,670
Deutsche Bank	23,730		1,131,982

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
Deutsche Telekom	17,050		292,376
E.ON	23,590		436,491
Muenchener Rueckversicherungs	2,520		556,764
Siemens	10,000		1,369,239
			5,282,883
Hong Kong—3.7%
BOC Hong Kong Holdings	173,500		556,011
COSCO Pacific	317,530		435,696
Esprit Holdings	355,985	[a]	685,867
Pacific Basin Shipping	392,000		280,567
Yue Yuen Industrial Holdings	231,500		773,229
			2,731,370
India—1.3%
Reliance Industries, GDR	19,330	[b]	561,343
State Bank of India, GDR	6,790		388,049
			949,392
Israel—1.4%
Teva Pharmaceutical Industries, ADR	25,480		1,021,238
Italy—2.9%
Assicurazioni Generali	28,130		661,746
Finmeccanica	48,396	[a]	366,515
Saras	452,470	[a]	517,269
Telecom Italia	611,430		606,467
			2,151,997
Japan—20.1%
Ajinomoto	41,000		592,555
East Japan Railway	6,600		525,192
Fujitsu	86,000	[a]	444,250
INPEX	67,600		865,301
Matsumotokiyoshi Holdings	16,100		561,841
Mitsubishi UFJ Financial Group	279,000		1,838,629
Nippon Express	152,000		734,669
Nippon Shokubai	69,000		761,352
Nippon Telegraph & Telephone	11,500		618,080
Nippon Telegraph & Telephone, ADR	2,780		75,171
Nomura Real Estate Holdings	21,600		485,697

10

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Ricoh	61,700		655,024
Shimamura	6,200		580,496
Shin-Etsu Chemical	8,660		504,913
Sumitomo Electric Industries	39,700		661,227
Sumitomo Mitsui Financial Group	15,600		802,887
Sumitomo Mitsui Trust Holdings	101,240		532,589
Taiyo Nippon Sanso	121,000		859,444
Tokyo Electron	14,400		787,618
Toyota Motor	24,200		1,475,302
Yamada Denki	185,000		604,311
			14,966,548
Netherlands—3.2%
Aegon	52,232		493,075
ING Groep	37,050	[a]	514,796
Koninklijke Philips	32,830		1,203,405
Royal Dutch Shell, Cl. A	4,385		156,271
			2,367,547
Norway—.5%
Norsk Hydro	87,866		392,154
Russia—.4%
Gazprom, ADR	33,620		287,451
Singapore—1.4%
DBS Group Holdings	27,217		368,803
United Overseas Bank	42,000		706,906
			1,075,709
South Africa—.1%
Murray & Roberts Holdings	46,167	[a]	117,992
South Korea—3.3%
Hyundai Mobis	1,234	[a]	343,184
KB Financial Group	1,970	[a]	78,867
KB Financial Group, ADR	14,159		573,581
Korea Electric Power	13,760	[a]	453,082
Korea Electric Power, ADR	6,920		114,941
Samsung Electronics	390		507,017
Samsung Fire & Marine Insurance	1,563		383,586
			2,454,258

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Sweden—2.8%
Electrolux, Ser. B	22,950		601,238
Ericsson, Cl. B	92,720		1,131,637
Svenska Cellulosa, Cl. B	12,080		371,874
			2,104,749
Switzerland—6.9%
Credit Suisse Group	26,320	[a]	804,603
Novartis	28,079		2,241,158
Roche Holding	4,800		1,340,911
UBS	39,244	[a]	744,362
			5,131,034
Taiwan—1.0%
Advanced Semiconductor Engineering	396,000		368,051
Hon Hai Precision Industry	145,730		391,665
			759,716
United Kingdom—21.0%
Anglo American	26,622		581,921
ArcelorMittal	27,250		486,219
AZ Electronic Materials	75,080		491,101
Barclays	170,194		766,448
BHP Billiton	26,050		806,244
BP	156,446		1,264,382
CRH	18,477		465,994
Direct Line Insurance Group	34,922		144,342
eSure Group	176,340		729,445
GlaxoSmithKline	30,580		816,051
Home Retail Group	181,575		577,006
HSBC Holdings	169,150		1,855,418
Resolution	73,732		432,224
Royal Dutch Shell, Cl. A	59,434		2,128,829
Serco Group	92,820		767,301
Standard Chartered	33,102		745,491
Tesco	130,777		724,073
Unilever	26,313		1,081,487
Vodafone Group	202,163		793,413
			15,657,389
Total Common Stocks
(cost $74,302,467)			71,977,603

12

Preferred Stocks—1.0%	Shares	Value ($)
Germany
Volkswagen
(cost $662,297)	2,830	795,974

Other Investment—1.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,175,000)	1,175,000 [c]	1,175,000
Total Investments (cost $76,139,764)	99.2%	73,948,577
Cash and Receivables (Net)	.8%	575,545
Net Assets	100.0%	74,524,122

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2013, this security was valued at $561,343 or .8% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	26.0	Materials	7.2
Industrial	11.8	Information Technology	6.9
Energy	10.9	Telecommunication Services	4.0
Consumer Discretionary	9.9	Utilities	3.0
Health Care	9.4	Money Market Investment	1.6
Consumer Staples	8.5		99.2

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	74,964,764	72,773,577
Affiliated issuers	1,175,000	1,175,000
Cash		56,823
Cash denominated in foreign currencies	412,557	411,165
Dividends receivable		154,975
Receivable for investment securities sold		67,287
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		22
Prepaid expenses		20,873
		74,659,722
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		96,852
Payable for investment securities purchased		21,934
Payable for shares of Beneficial Interest redeemed		5,831
Accrued expenses		10,983
		135,600
Net Assets ($)		74,524,122
Composition of Net Assets ($):
Paid-in capital		107,367,447
Accumulated undistributed investment income—net		1,001,942
Accumulated net realized gain (loss) on investments		(31,657,914)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(2,187,353)
Net Assets ($)		74,524,122

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	42,420,502	32,103,620
Shares Outstanding	3,588,408	2,716,754
Net Asset Value Per Share ($)	11.82	11.82

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $165,278 foreign taxes withheld at source):
Unaffiliated issuers	1,815,750
Affiliated issuers	898
Total Income	1,816,648
Expenses:
Investment advisory fee—Note 3(a)	682,186
Distribution fees—Note 3(b)	74,978
Professional fees	69,714
Custodian fees—Note 3(b)	57,517
Prospectus and shareholders’ reports	20,649
Trustees’ fees and expenses—Note 3(c)	6,171
Interest expense—Note 2	986
Shareholder servicing costs—Note 3(b)	886
Loan commitment fees—Note 2	857
Miscellaneous	15,794
Total Expenses	929,738
Less—reduction in expenses due to undertaking—Note 3(a)	(204,655)
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	725,079
Investment Income—Net	1,091,569
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,900,764
Net realized gain (loss) on forward foreign currency exchange contracts	4,750
Net Realized Gain (Loss)	3,905,514
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	8,820,909
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	22
Net Unrealized Appreciation (Depreciation)	8,820,931
Net Realized and Unrealized Gain (Loss) on Investments	12,726,445
Net Increase in Net Assets Resulting from Operations	13,818,014

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	1,091,569	1,375,283
Net realized gain (loss) on investments	3,905,514	(8,800,856)
Net unrealized appreciation
(depreciation) on investments	8,820,931	15,489,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,818,014	8,064,129
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(753,316)	(1,233,550)
Service Shares	(623,147)	(798,364)
Total Dividends	(1,376,463)	(2,031,914)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,816,902	5,771,652
Service Shares	9,388,637	6,915,742
Dividends reinvested:
Initial Shares	753,316	1,233,550
Service Shares	623,147	798,364
Cost of shares redeemed:
Initial Shares	(6,891,163)	(14,788,953)
Service Shares	(16,836,211)	(10,092,970)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,145,372)	(10,162,615)
Total Increase (Decrease) in Net Assets	5,296,179	(4,130,400)
Net Assets ($):
Beginning of Period	69,227,943	73,358,343
End of Period	74,524,122	69,227,943
Undistributed investment income—net	1,001,942	1,361,048

16

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	540,157	627,063
Shares issued for dividends reinvested	75,407	128,361
Shares redeemed	(647,747)	(1,660,345)
Net Increase (Decrease) in Shares Outstanding	(32,183)	(904,921)
Service Shares
Shares sold	850,157	761,446
Shares issued for dividends reinvested	62,315	82,904
Shares redeemed	(1,623,635)	(1,081,091)
Net Increase (Decrease) in Shares Outstanding	(711,163)	(236,741)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.82	8.96	11.21	10.92	8.79
Investment Operations:
Investment income—net[a]	.18	.20	.24	.18	.17
Net realized and unrealized
gain (loss) on investments	2.04	.93	(2.26)	.30	2.35
Total from Investment Operations	2.22	1.13	(2.02)	.48	2.52
Distributions:
Dividends from investment income—net	(.22)	(.27)	(.23)	(.19)	(.39)
Net asset value, end of period	11.82	9.82	8.96	11.21	10.92
Total Return (%)	22.99	12.67	(18.48)	4.46	30.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.28	1.25	1.26	1.32
Ratio of net expenses
to average net assets	.95	1.19	1.25	1.26	1.32
Ratio of net investment income
to average net assets	1.71	2.19	2.24	1.72	1.89
Portfolio Turnover Rate	57.30	45.97	46.71	61.13	63.87
Net Assets, end of period ($ x 1,000)	42,421	35,568	40,549	59,242	58,684

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.82	8.95	11.21	10.92	8.77
Investment Operations:
Investment income—net[a]	.16	.16	.22	.15	.15
Net realized and unrealized
gain (loss) on investments	2.03	.95	(2.28)	.31	2.35
Total from Investment Operations	2.19	1.11	(2.06)	.46	2.50
Distributions:
Dividends from investment income—net	(.19)	(.24)	(.20)	(.17)	(.35)
Net asset value, end of period	11.82	9.82	8.95	11.21	10.92
Total Return (%)	22.69	12.42	(18.76)	4.22	30.66
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.53	1.50	1.51	1.57
Ratio of net expenses
to average net assets	1.20	1.43	1.50	1.51	1.57
Ratio of net investment income
to average net assets	1.47	1.77	2.03	1.44	1.60
Portfolio Turnover Rate	57.30	45.97	46.71	61.13	63.87
Net Assets, end of period ($ x 1,000)	32,104	33,660	32,809	48,962	50,681
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

20

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions

22

on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	71,977,603	—	—	71,977,603
Equity Securities—
Foreign
Preferred Stocks†	795,974	—	—	795,974
Mutual Funds	1,175,000	—	—	1,175,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	22	—	22

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, $63,876,205 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2012	($)	Purchases ($)	Sales ($)	12/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	108,000		24,904,000	23,837,000	1,175,000		1.6

24

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,022,682, accumulated capital losses $31,001,318 and unrealized depreciation $2,864,689.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, $2,290,912 of the carryover expires in fiscal year 2016 and $21,640,693 expires in fiscal year 2017.The fund has $7,069,713 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $1,376,463 and $2,031,914, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $74,212 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2013 was approximately $86,800 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at an annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from January 1, 2013 through March 31, 2014 to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .30% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $204,655 during the period ended December 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $74,978 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $830 for transfer agency services and $42 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $57,517 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31,

28

2013, the fund was charged $14 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $61,840, Distribution Plan fees $6,702, custodian fees $44,791, Chief Compliance Officer fees $2,299 and transfer agency fees $390, which are offset against an expense reimbursement currently in effect in the amount $19,170.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2013, amounted to $38,303,384 and $46,651,581, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2013:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Euro,
Expiring
1/2/2014[a]	20,103	27,678	27,656	22

Counterparty:
a Deutsche Bank

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting agreements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

30

At December 31, 2013 derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	22
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	22
Derivatives not subject to MNA or similar agreements	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	22

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities and Subject to MNA
Financial
Instruments
and
	Gross	Derivatives	Securities	Cash
	Amount of	Available	Collateral	Collateral	Net Amount
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)[2]	Received ($)[2]	of Assets ($)

Deutsche Bank	22	—	—	—	22

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Forward contracts	310,924

At December 31, 2013, the cost of investments for federal income tax purposes was $76,817,100; accordingly, accumulated net unrealized depreciation on investments was $2,868,523, consisting of $6,587,457 gross unrealized appreciation and $9,455,980 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, InternationalValue Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 12, 2014

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2013:

—the total amount of taxes paid to foreign countries was $164,540.

—the total amount of income sourced from foreign countries was $1,983,402.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on September 24, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended July 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one- and five-year periods when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted the improvement in the fund’s performance results in the most recent one-year period.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .30% of the value of the fund’s average daily net assets until March 31, 2014.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the

36

Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted the fund’s improved performance, agreed to con- tinue to closely monitor performance and determined to approve renewal of the Agreement only through March 31, 2014.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through March 31, 2014 was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

NOTES

Dreyfus Variable
Investment Fund,
Money Market
Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Board Members Information
22	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Money Market Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved challenging for most income-oriented investments, as a strengthening U.S. economy and expectations of a more moderately stimulative monetary policy drove longer term interest rates higher and bond prices lower. However, as they have been for the past several years, short-term interest rates and yields of money market instruments remained anchored near historical lows by an unchanged overnight federal funds rate.

We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and businesses and consumers spend more freely as economic uncertainty wanes. However, inflation is likely to remain muted, U.S. monetary policy is likely to remain stimulative, and short-term interest rates appear likely to remain near current levels for some time to come. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, Money Market Portfolio produced a yield of 0.00%. Taking into account the effects of compounding, the fund provided an effective yield of 0.00% for the same period.1

A sustained economic recovery and anticipation of an end to the Federal Reserve Board’s (the “Fed”) quantitative easing program drove long-term interest rates higher, but money market yields remained anchored by an unchanged federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high-quality, dollar-denominated short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, domestic and foreign commercial paper, and other short-term corporate and bank obligations and dollar-denominated foreign bank obligations. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

U.S. Economic Recovery Gained Traction

Economic data for January 2013 also portrayed a sluggish economic recovery as 157,000 new jobs were created and the unemployment rate stood at 7.9%. The recovery appeared to gain some momentum in February, with a decline in the unemployment rate to 7.7% and the creation of 236,000 new jobs. However, just 88,000 new jobs were added in March while the unemployment rate edged lower to 7.6%. The economy grew at a lackluster 1.1% annualized rate during the first quarter of 2013.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The gradual economic recovery continued in April when the unemployment rate fell to 7.5%. In late May, the Fed signaled that it would begin to curtail its quantitative easing program sooner than expected.This more hawkish stance seemed to be at odds with subsequent releases of economic data for the month, which showed a decline in manufacturing activity and an increase in the unemployment rate to 7.6%. In June, heightened investor uncertainty surrounding the Fed’s more hawkish tone drove longer term interest rates higher. It later was revealed that June saw robust increases in home and automobile sales and 195,000 new jobs with no change in the unemployment rate. For the second quarter, the U.S. economy grew at a more respectable 2.5% annualized rate.

July brought welcome evidence of market stabilization when investors realized that imminent increases in short-term rates were unlikely. The labor market continued to strengthen with a decline in the unemployment rate to 7.4%. In August, the manufacturing sector expanded at its fastest pace since June 2011, and the unemployment rate dipped to 7.3%.

Financial markets rallied in September when the Fed unexpectedly refrained from tapering its quantitative easing program, manufacturing activity posted its fourth consecutive month of expansion, and the service sector grew for the 45th straight month. However, only146,000 jobs were added in September even as the unemployment rate slid to 7.2%. It later was announced that U.S. economic activity accelerated to a robust 4.1% annualized growth rate during the third quarter.

October saw 204,000 new jobs, but furloughs of government workers during a 16-day U.S. government shutdown drove the unemployment rate to 7.3%. Other data, such as a decline in pending home sales, demonstrated that economic headwinds remained, and the Fed again refrained from reducing its bond purchases. Economic data for November showed evidence of a more robust recovery, including 230,000 new jobs and an unemployment rate of 7.0%.

Manufacturing activity accelerated in December, as new orders reached their highest level in four years. The Fed responded to more robust economic data by modestly reducing its bond purchasing program, marking the first of what is expected to be a

4

series of cuts in its quantitative easing program. However, only 74,000 new jobs were created in December, the lowest monthly gain in three years.The unemployment rate slid to 6.7%, primarily due to workers leaving the labor force.

No Change Expected for Short-Term Rates

Despite higher long-term interest rates in an accelerating recovery, money market yields remained near zero percent, and yield differences along the market’s maturity spectrum stayed relatively narrow.Therefore, as we have for some time, we maintained the fund’s weighted average maturity in a market-neutral position, and we remained focused on well-established issuers with good liquidity characteristics.

Although the Fed began to cut back on quantitative easing at its December meeting, monetary policymakers are not likely to raise short-term interest rates anytime soon. Consequently, we intend to keep the fund’s focus on quality and liquidity.

January 15, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

Expenses paid per $1,000†	$.66
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

Expenses paid per $1,000†	$.66
Ending value (after expenses)	$1,024.55

† Expenses are equal to the fund’s annualized expense ratio of .13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2013

	Principal
Negotiable Bank Certificates of Deposit—3.9%	Amount ($)		Value ($)
Citibank N.A.
0.19%, 2/21/14
(cost $5,000,000)	5,000,000		5,000,000

Commercial Paper—36.7%
Bank of Nova Scotia
0.20%, 5/1/14	7,000,000		6,995,333
Credit Agricole NA
0.05%, 1/2/14	4,000,000		3,999,994
General Electric Capital Corp.
0.19%, 6/9/14	5,000,000		4,995,804
National Australia Funding (DE) Inc.
0.20%, 1/14/14	5,000,000	[a,b]	5,000,000
Rabobank USA Financial Corp.
0.22%, 4/28/14	6,000,000		5,995,710
State Street Corp.
0.15%, 3/5/14	5,000,000		4,998,687
Svenska Handelsbanken Inc.
0.20%, 5/14/14	5,000,000	[b]	4,996,306
Toronto-Dominion Holdings USA Inc.
0.22%, 2/18/14	5,000,000	[b]	4,998,533
Toyota Motor Credit Corp.
0.22%, 3/11/14	5,000,000		4,997,892
Total Commercial Paper
(cost $46,978,259)			46,978,259

Asset-Backed Commercial Paper—12.5%
Collateralized Commercial Paper Program Co., LLC
0.28%, 5/5/14	5,000,000		4,995,178
Fairway Finance Corp.
0.19%, 1/22/14	5,000,000	[b]	4,999,446
Metlife Short Term Funding LLC
0.18%, 4/21/14	6,000,000	[b]	5,996,700
Total Asset-Backed Commercial Paper
(cost $15,991,324)			15,991,324

Time Deposits—3.1%
Australia and New Zealand Banking
Group Ltd. (Grand Cayman)
0.02%, 1/2/14 (cost $4,000,000)	4,000,000		4,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
U.S. Treasury Bills—31.3%	Amount ($)	Value ($)
0.00%—0.09%, 1/2/14—4/17/14
(cost $39,997,435)	40,000,000	39,997,435

Repurchase Agreements—13.3%
ABN AMRO Bank N.V.
0.02%, dated 12/31/13, due 1/2/14 in the
amount of $15,000,017 (fully collateralized by
$546,949 U.S. Treasury Bonds, 2.75%-7.50%,
due 11/15/24-11/15/42, value $604,564 and
$14,702,390 U.S. Treasury Notes, 0.25%-2.50%,
due 8/31/14-5/15/16, value $14,695,437)	15,000,000	15,000,000
Barclays Capital, Inc.
0.01%, dated 12/31/13, due 1/2/14 in the amount
of $2,000,001 (fully collateralized by $27,995
U.S. Treasury Notes, 0.75%, due 6/30/17,
value $27,713 and $2,812,925 U.S. Treasury Strips,
due 5/15/18-11/15/43, value $2,012,287)	2,000,000	2,000,000
Total Repurchase Agreements
(cost $17,000,000)		17,000,000

Total Investments (cost $128,967,018)	100.8%	128,967,018

Liabilities, Less Cash and Receivables	(.8%)	(1,023,200)

Net Assets	100.0%	127,943,818

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2013, these securities amounted to $25,990,985 or 20.3% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	35.9	Finance	7.8
U.S. Government	31.3	Asset-Backed/Insurance	4.7
Repurchase Agreements	13.3
Asset-Backed/Banking	7.8		100.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including
Repurchase Agreements of $17,000,000)—Note 1(b)	128,967,018	128,967,018
Cash		219,282
Interest receivable		1,556
Prepaid expenses		699
		129,188,555
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		34,209
Payable for shares of Beneficial Interest redeemed		1,199,609
Accrued expenses		10,919
		1,244,737
Net Assets ($)		127,943,818
Composition of Net Assets ($):
Paid-in capital		127,943,607
Accumulated net realized gain (loss) on investments		211
Net Assets ($)		127,943,818
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		127,912,333
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Interest Income	232,344
Expenses:
Investment advisory fee—Note 2(a)	809,124
Professional fees	58,395
Custodian fees—Note 2(a)	53,688
Prospectus and shareholders’ reports	23,284
Trustees’ fees and expenses—Note 2(b)	15,321
Shareholder servicing costs—Note 2(a)	446
Miscellaneous	15,650
Total Expenses	975,908
Less—reduction in expenses due to undertaking—Note 2(a)	(742,817)
Less—reduction in fees due to earnings credits—Note 2(a)	(804)
Net Expenses	232,287
Investment Income—Net	57
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	211
Net Increase in Net Assets Resulting from Operations	268

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	57	55
Net realized gain (loss) on investments	211	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	268	55
Dividends to Shareholders from ($):
Investment income—net	(57)	(59)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	349,867,225	221,251,056
Dividends reinvested	57	59
Cost of shares redeemed	(370,228,941)	(294,308,094)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(20,361,659)	(73,056,979)
Total Increase (Decrease) in Net Assets	(20,361,448)	(73,056,983)
Net Assets ($):
Beginning of Period	148,305,266	221,362,249
End of Period	127,943,818	148,305,266

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

			Year Ended December 31,
	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.001
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.001)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.01		.01		.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60		.59		.60		.58		.59
Ratio of net expenses
to average net assets	.14		.21		.17		.29		.44
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.11
Net Assets, end of period ($ x 1,000)	127,944		148,305		221,362		211,094		357,146

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Money Market Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

14

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	128,967,018
Level 3—Significant Unobservable Inputs	—
Total	128,967,018

†	See Statement of Investments for additional detailed categorizations.

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.At December 31, 2013, the fund had investments in repurchase agreements with a gross value of $17,000,000 in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of repurchase agreements. See Statement of Investments for detailed collateral information.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

16

At December 31, 2013, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were all ordinary income.

At December 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $742,817 during the period ended December 31, 2013.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $424 for transfer agency services and $16 for cash manage-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

ment services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $53,688 pursuant to the custody agreement.These fees were partially offset by earnings credits of $802.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $6 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $63,507, custodian fees $30,981, Chief Compliance Officer fees $2,299 and transfer agency fees $132, which are offset against an expense reimbursement currently in effect in the amount of $62,710.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Money Market Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

The Fund 19

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

20

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 21

OFFICERS OF THE FUND (Unaudited)

22

The Fund 23

NOTES

Dreyfus Variable
Investment Fund,
Opportunistic
Small Cap Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Opportunistic Small Cap Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be outstanding for U.S. equities. Large-cap stocks delivered their strongest calendar-year performance in well over a decade, and small- and midcap stocks fared even better in an environment of low short-term interest rates, rising corporate earnings, sustained economic growth, and low inflation. In our view, 2013 provided ample evidence of the value of patience and discipline in equity investing, as those who favored a long-term perspective over a focus on news headlines and short-term volatility reaped the rewards provided by rising markets.

Will stocks continue to rally in 2014? We believe that they can. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows. Stronger growth could convince businesses and consumers to spend more freely, unleashing pent up demand as economic uncertainty wanes. However, we caution that gains in 2014 are unlikely to match those of the past year, and a highly selective approach to security selection could be key to greater relative investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by David A. Daglio, Primary Portfolio Manager; James Boyd and Dale Dutile, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of 48.55%, and its Service shares returned 48.22%.1 In comparison, the Russell 2000® Index, the fund’s benchmark, produced a total return of 38.82% for the same period.2

Small-cap stocks rallied strongly in 2013 as U.S. economic growth accelerated.The fund outperformed its benchmark, mainly due to successful security selections in the consumer discretionary, financials, materials, and health care sectors.

The Fund’s Investment Approach

The fund seeks capital growth. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects, and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply in 2013 during a sustained economic recovery that saw U.S. GDP accelerate from a 1.1% annualized rate during the first quarter of the year to 4.1% for the third quarter. Economic gains were fueled by falling unemployment,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rebounding housing markets, low interest rates, and a massive, open-ended quantitative easing program from the Federal Reserve Board (the “Fed”).

After rallying early in the year, stocks encountered heightened volatility in late May 2013 when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would begin to back away from quantitative easing sooner than expected. Consequently, equities lost value in June before stabilizing over the summer. Stocks resumed their advance in the fall, when the Fed unexpectedly refrained from tapering its bond purchasing program. Even a federal government shutdown in October failed to derail the rally.

Stocks continued to advance over the final two months of the year amid new releases of encouraging economic data.A modest reduction in the Fed’s bond buying program in mid-December had little impact on stock prices, enabling the Russell 2000® Index to reach record highs during the month. In this constructive environment, small-cap stocks outpaced their large-cap and midcap counterparts.

Security Selections Buoyed Relative Results

The fund achieved strong relative performance across most of the economic sectors represented in its benchmark. Results were especially robust in the consumer discretionary sector, where manufacturers of automobile parts—such as Dana Holding and American Axle & Manufacturing Holdings—reported higher midcycle earnings and expanding profit margins. Apparel producers Fifth & Pacific and Jones Group made progress in their business turnarounds, while retailer Williams-Sonoma was rewarded by investors for strong execution of its online growth strategy.

Results in the financials sector were bolstered by underweighted exposure to real estate investment trusts (“REITs”), which substantially lagged sector averages. Instead, we favored commercial banks, such as SVB Financial Group and First Financial Holdings, and insurance companies, including diversified insurance agency Brown & Brown, that met or exceeded analysts’ earnings growth expectations. In the materials sector, winners included carbon fiber manufacturer Zoltek, which took action to enhance shareholder value, and specialty chemicals maker Georgia Gulf, which benefited from falling natural gas prices. In the health care sector, Salix Pharmaceuticals and Align Technology more than doubled in value.

4

Disappointments proved relatively mild in 2013.The fund modestly underperformed in the consumer staples sector, where a small position in Dole Foods fell short of expectations, resulting in its elimination from the portfolio.

Finding Ample Opportunities Among Individual Stocks

We remain positive on the long-term prospects for small-cap stocks, which we expect to continue to benefit from ongoing cyclical and secular trends. However, our optimism is tempered by the magnitude of the asset class’s gains over the past several years, which could make small-cap stocks more vulnerable to heightened volatility over the near term. Consequently, we believe that intensive fundamental research and incorporation of macroeconomic insights into fund positioning will be more critical to success in 2014.As of year-end, our disciplined investment process has identified a number of opportunities in the information technology, financials, and industrials sectors, but relatively few among consumer staples companies, utilities, and REITs.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies. The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell 2000® Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000® Index.The Russell 3000® Index is composed of the 3,000 largest U.S.
companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	48.55%		20.59%	5.64%
Service shares	48.22%		20.30%	5.38%
Russell 2000 Index	38.82%		20.08%	9.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/03 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.01	$6.41
Ending value (after expenses)	$1,232.80	$1,231.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.53	$5.80
Ending value (after expenses)	$1,020.72	$1,019.46

† Expenses are equal to the fund’s annualized expense ratio of .89% for Initial shares and 1.14% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—98.8%	Shares		Value ($)
Automobiles & Components—2.7%
American Axle & Manufacturing Holdings	118,850	[a]	2,430,483
Dana Holding	141,200		2,770,344
Tower International	17,210	[a]	368,294
			5,569,121
Banks—17.2%
Columbia Banking System	80,020		2,201,350
CVB Financial	144,010		2,458,251
EverBank Financial	265,170		4,863,218
First Financial Holdings	67,800		4,509,378
First Niagara Financial Group	285,590		3,032,966
Nationstar Mortgage Holdings	23,860	[a,b]	881,866
Old National Bancorp	94,520		1,452,772
Radian Group	201,690		2,847,863
Sandy Spring Bancorp	46,190		1,302,096
SVB Financial Group	62,940	[a]	6,599,888
UMB Financial	86,750		5,576,290
			35,725,938
Capital Goods—6.7%
Altra Holdings	18,960		648,811
L.B. Foster, Cl. A	17,950		848,856
Rush Enterprises, Cl. A	58,880	[a]	1,745,792
Trinity Industries	21,770		1,186,900
Watts Water Technologies, Cl. A	85,710		5,302,878
WESCO International	28,240	[a]	2,571,817
Woodward	36,790		1,677,992
			13,983,046
Commercial & Professional Services—6.7%
Herman Miller	158,630		4,682,758
Knoll	69,290		1,268,700
Steelcase, Cl. A	384,170		6,092,936
TrueBlue	74,490	[a]	1,920,352
			13,964,746
Consumer Durables & Apparel—2.4%
Brookfield Residential Properties	27,780	[a]	671,998
Jones Group	282,940		4,232,782
			4,904,780

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—1.5%
Apollo Education Group	114,220	[a]	3,120,490
Diversified Financials—3.8%
E*TRADE Financial	70,910	[a]	1,392,672
FXCM, Cl. A	38,580		688,267
Greenhill & Co.	47,420		2,747,515
Nelnet, Cl. A	51,210		2,157,989
Portfolio Recovery Associates	15,910	[a]	840,684
			7,827,127
Energy—3.8%
Magnum Hunter Resources	298,330	[a,b]	2,180,792
PDC Energy	31,600	[a]	1,681,752
Superior Energy Services	71,090		1,891,705
Synergy Resources	98,690	[a]	913,869
Western Refining	29,180		1,237,524
			7,905,642
Exchange-Traded Funds—.7%
iShares Russell 2000 ETF	13,440	[b]	1,550,438
Health Care Equipment & Services—2.4%
Hanger	126,990	[a]	4,995,787
Insurance—.5%
Stewart Information Services	32,590		1,051,679
Materials—4.9%
Allied Nevada Gold	617,780	[a,b]	2,193,119
Chemtura	183,040	[a]	5,110,477
OMNOVA Solutions	316,130	[a]	2,879,944
			10,183,540
Media—.8%
New York Times, Cl. A	111,440	[b]	1,768,553
Pharmaceuticals, Biotech & Life Sciences—8.1%
Cubist Pharmaceuticals	16,910	[a]	1,164,592
Emergent BioSolutions	261,399	[a]	6,009,563
Questcor Pharmaceuticals	96,160	[b]	5,235,912
Salix Pharmaceuticals	48,910	[a]	4,398,965
			16,809,032

10

Common Stocks (continued)	Shares		Value ($)
Retailing—3.9%
Office Depot	1,143,708	[a]	6,050,215
Williams-Sonoma	34,160		1,990,845
			8,041,060
Semiconductors & Semiconductor
Equipment—5.5%
Applied Micro Circuits	411,610	[a]	5,507,342
Lattice Semiconductor	493,100	[a]	2,716,981
Microsemi	131,460	[a]	3,279,927
			11,504,250
Software & Services—10.9%
Cardtronics	47,840	[a]	2,078,648
CoreLogic	69,390	[a]	2,465,427
CSG Systems International	151,870		4,464,978
DealerTrack Technologies	91,890	[a]	4,418,071
Heartland Payment Systems	123,140	[b]	6,137,298
WEX	31,830	[a]	3,152,125
			22,716,547
Technology Hardware &
Equipment—13.2%
Arrow Electronics	76,680	[a]	4,159,890
Belden	31,240		2,200,858
Ciena	257,580	[a]	6,163,889
Jabil Circuit	193,170		3,368,885
JDS Uniphase	380,260	[a]	4,935,775
Plexus	26,200	[a]	1,134,198
ScanSource	76,600	[a]	3,250,138
Vishay Intertechnology	176,960	[a]	2,346,490
			27,560,123
Transportation—3.1%
Con-way	23,130		918,492
Landstar System	97,780		5,617,461
			6,535,953
Total Common Stocks
(cost $159,921,863)			205,717,852

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,841,343)	2,841,343 [c]	2,841,343

Investment of Cash Collateral
for Securities Loaned—6.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,822,960)	13,822,960 [c]	13,822,960

Total Investments (cost $176,586,166)	106.8%	222,382,155
Liabilities, Less Cash and Receivables	(6.8%)	(14,089,891)
Net Assets	100.0%	208,292,264

ETF—Exchange Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2013, the value of the fund’s securities on loan was
$13,632,941 and the value of the collateral held by the fund was $13,822,960.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	17.2	Diversified Financials	3.8
Technology Hardware & Equipment	13.2	Energy	3.8
Software & Services	10.9	Transportation	3.1
Pharmaceuticals,		Automobiles & Components	2.7
Biotech & Life Sciences	8.1	Consumer Durables & Apparel	2.4
Money Market Investments	8.0	Health Care Equipment & Services	2.4
Capital Goods	6.7	Consumer Services	1.5
Commercial & Professional Services	6.7	Media	.8
Semiconductors &		Exchange-Traded Funds	.7
Semiconductor Equipment	5.5	Insurance	.5
Materials	4.9
Retailing	3.9		106.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,632,941)—Note 1(b):
Unaffiliated issuers	159,921,863	205,717,852
Affiliated issuers	16,664,303	16,664,303
Cash		43,993
Receivable for investment securities sold		1,266,807
Dividends and securities lending income receivable		143,903
Prepaid expenses		13,819
		223,850,677
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		150,433
Liability for securities on loan—Note 1(b)		13,822,960
Payable for investment securities purchased		1,276,752
Payable for shares of Beneficial Interest redeemed		249,092
Accrued expenses		59,176
		15,558,413
Net Assets ($)		208,292,264
Composition of Net Assets ($):
Paid-in capital		180,480,612
Accumulated net realized gain (loss) on investments		(17,984,337)
Accumulated net unrealized appreciation
(depreciation) on investments		45,795,989
Net Assets ($)		208,292,264

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	188,701,948	19,590,316
Shares Outstanding	4,012,095	424,620
Net Asset Value Per Share ($)	47.03	46.14

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,209,217
Affiliated issuers	1,234
Income from securities lending—Note 1(b)	175,653
Total Income	1,386,104
Expenses:
Investment advisory fee—Note 3(a)	1,487,341
Prospectus, proxy and shareholders’ reports	231,860
Professional fees	61,999
Distribution fees—Note 3(b)	41,864
Custodian fees—Note 3(b)	32,968
Trustees’ fees and expenses—Note 3(c)	18,210
Loan commitment fees—Note 2	1,486
Shareholder servicing costs—Note 3(b)	1,470
Interest expense—Note 2	30
Miscellaneous	10,658
Total Expenses	1,887,886
Less—reduction in fees due to earnings credits—Note 3(b)	(7)
Net Expenses	1,887,879
Investment (Loss)—Net	(501,775)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,663,356
Net realized gain (loss) on financial futures	267,843
Net Realized Gain (Loss)	48,931,199
Net unrealized appreciation (depreciation) on investments	30,541,024
Net Realized and Unrealized Gain (Loss) on Investments	79,472,223
Net Increase in Net Assets Resulting from Operations	78,970,448

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment (loss)—net	(501,775)	(134,196)
Net realized gain (loss) on investments	48,931,199	13,494,308
Net unrealized appreciation
(depreciation) on investments	30,541,024	21,999,537
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,970,448	35,359,649
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	11,920,439	11,511,594
Service Shares	2,132,292	1,341,823
Cost of shares redeemed:
Initial Shares	(76,974,354)	(28,665,090)
Service Shares	(3,158,122)	(2,704,165)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(66,079,745)	(18,515,838)
Total Increase (Decrease) in Net Assets	12,890,703	16,843,811
Net Assets ($):
Beginning of Period	195,401,561	178,557,750
End of Period	208,292,264	195,401,561
Capital Share Transactions (Shares):
Initial Shares
Shares sold	309,523	392,487
Shares redeemed	(2,024,511)	(973,554)
Net Increase (Decrease) in Shares Outstanding	(1,714,988)	(581,067)
Service Shares
Shares sold	55,811	46,321
Shares redeemed	(83,380)	(92,503)
Net Increase (Decrease) in Shares Outstanding	(27,569)	(46,182)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	31.66	26.26	30.58	23.49	19.01
Investment Operations:
Investment income (loss)—net[a]	(.09)	(.02)	(.10)	.12	.17
Net realized and unrealized
gain (loss) on investments	15.46	5.42	(4.10)	7.16	4.63
Total from Investment Operations	15.37	5.40	(4.20)	7.28	4.80
Distributions:
Dividends from investment income—net	—	—	(.12)	(.19)	(.32)
Net asset value, end of period	47.03	31.66	26.26	30.58	23.49
Total Return (%)	48.55	20.56	(13.82)	31.11	26.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.88	.88	.86	.86
Ratio of net expenses
to average net assets	.93	.88	.82	.70	.71
Ratio of net investment income
(loss) to average net assets	(.23)	(.05)	(.36)	.46	.88
Portfolio Turnover Rate	84.80	61.38	91.45	192.88	69.73
Net Assets, end of period ($ x 1,000)	188,702	181,323	165,656	194,105	163,322

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	31.13	25.89	30.20	23.24	18.77
Investment Operations:
Investment income (loss)—net[a]	(.18)	(.09)	(.17)	.06	.12
Net realized and unrealized
gain (loss) on investments	15.19	5.33	(4.05)	7.06	4.60
Total from Investment Operations	15.01	5.24	(4.22)	7.12	4.72
Distributions:
Dividends from investment income—net	—	—	(.09)	(.16)	(.25)
Net asset value, end of period	46.14	31.13	25.89	30.20	23.24
Total Return (%)	48.22	20.24	(14.03)	30.77	25.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.13	1.13	1.11	1.11
Ratio of net expenses
to average net assets	1.18	1.13	1.07	.95	.96
Ratio of net investment income
(loss) to average net assets	(.48)	(.30)	(.61)	.22	.63
Portfolio Turnover Rate	84.80	61.38	91.45	192.88	69.73
Net Assets, end of period ($ x 1,000)	19,590	14,078	12,902	15,414	12,422
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Opportunistic Small Cap Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

18

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

20

dures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	203,495,416	—	—	203,495,416
Equity Securities—
Foreign
Common Stocks†	671,998	—	—	671,998
Exchange-Traded
Funds	1,550,438	—	—	1,550,438
Mutual Funds	16,664,303	—	—	16,664,303

†	See Statement of Investments for additional detailed categorizations.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. At December 31, 2013, the value of securities on loan was $13,632,941, as disclosed in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of securities on loan. See the Statement of Investments for collateral information. During the period ended December 31, 2013, The Bank of New York Mellon earned $47,555 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012($)	Purchases ($)	Sales ($)	12/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,113,542	71,965,226	70,237,425	2,841,343	1.4
Dreyfus
Institutional
Cash
Advantage
Fund	20,035,819	144,749,752	150,962,611	13,822,960	6.6
Total	21,149,361	216,714,978	221,200,036	16,664,303	8.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $17,979,521 and unrealized appreciation $45,791,173.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, the carryover expires in fiscal year 2017.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and limited partnership adjustments, the fund increased accumulated undistributed investment income-net by $501,775, increased accumulated net realized gain (loss) on investments by $6,463 and decreased paid-in capital by $508,238. Net assets and net asset value per share were not affected by this reclassification.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2013 was approximately $2,700 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $41,864 pursuant to the Distribution Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $1,385 for transfer agency services and $63 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $32,968 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $22 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

26

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $129,015, Distribution Plan fees $3,990, custodian fees $14,909, Chief Compliance Officer fees $2,299 and transfer agency fees $220.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2013, amounted to $166,587,942 and $234,748,623, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At December 31, 2013, there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Equity financial futures	88,000

At December 31, 2013, the cost of investments for federal income tax purposes was $176,590,982; accordingly, accumulated net unrealized appreciation on investments was $45,791,173, consisting of $47,515,786 gross unrealized appreciation and $1,724,613 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund,
Opportunistic Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

30

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

32

The Fund 33

Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Financial Futures
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Quality Bond Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 generally proved to be a good one for international equities. Stocks in the world’s developed markets generally advanced as Europe put the worst of its sovereign debt and banking crises behind it and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the emerging markets struggled with local economic slowdowns and falling commodity prices, causing their stock markets to lag global market averages.

We currently expect global economic conditions to improve gradually in 2014, with stronger growth in many developed countries fueled by accommodative monetary policies.The emerging markets seem poised for more moderate economic expansion. In the United States, we anticipate accelerating growth supported by less restrictive fiscal policies and low short-term interest rates.

However, we also anticipate periodic bouts of heightened market volatility in the sluggish global economic recovery, suggesting that a highly selective approach to country allocations and security selection could be key to relatively greater investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by David Bowser, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares achieved a total return of –1.54%, and its Service shares achieved a total return of –1.80%.1 The Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –2.02% for the same period.2

The U.S. bond market encountered heightened volatility during 2013 in response to a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund outperformed its benchmark, mainly due to strong security selections among corporate bonds, mortgage-backed securities, and asset-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its net assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The fund may also invest in fixed income securities rated lower than A (but not lower than B), up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds of foreign issuers whether denominated in U.S. dollars or in a foreign currency.

Rising Long-Term Interest Rates Roiled Bond Market

Long-term interest rates began to move higher during the first quarter of 2013 as investors responded nervously to stronger U.S. economic growth, including sustained improvements in employment and housing market trends.The bond market’s more

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

interest rate-sensitive sectors, such as U.S. government securities, suffered price declines, while corporate- and asset-backed securities held up relatively well as issuers’ underlying business fundamentals improved.

The market’s worries about rising interest rates intensified in late May, when relatively hawkish remarks by Fed Chairman Ben Bernanke were interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than expected. Consequently, prices in most bond market sectors fell sharply in June. The market generally stabilized over the summer, and bonds rallied in September and October when the Fed refrained from tapering its quantitative easing program and a U.S. government shutdown dampened economic expectations. However, additional evidence of accelerating economic growth sparked renewed market volatility in November and December. The Fed implemented a modest reduction of its bond purchasing program in mid-December, which helped drive the yield of 10-year U.S. Treasury securities above 3% for the first time in more than two years.

Security Selections Buoyed Relative Results

Although we are never satisfied with negative absolute performance, the fund outperformed its benchmark on the strength of our security selection strategy. The fund’s holdings of corporate bonds fared particularly well, as we maintained overweighted exposure to BBB-rated and high yield securities. An emphasis on the financials sector and positions in European corporate bonds also added value during 2013.Among mortgage-backed securities, a focus on higher coupon securities helped cushion the impact of rising long-term interest rates. Asset-backed securities backed by automobile-related receivables also fared relatively well.

The fund further benefited from our duration management strategy, including an average duration that was shorter than that of the benchmark. We emphasized maturities in the intermediate-term range, which helped the fund avoid the full brunt of price declines at the long end of the market’s maturity spectrum.

On the other hand, our sector allocation strategy produced mixed results.The benefits of overweighted exposure to corporate bonds were offset by an underweighted position in mortgage-backed securities.

At times during the reporting period, we employed interest rate futures to hedge the fund’s duration management strategy, and we used currency forward contracts to protect against unexpected currency fluctuations affecting the fund’s non-dollar positions in overseas markets.

Finding Opportunities in a Challenging Market Environment

We currently expect the U.S. economic recovery to persist, potentially driving long-term interest rates higher. Nonetheless, we have continued to identify attractive opportunities in U.S. and international bond markets, especially in higher yielding market sectors.We have identified a number of securities meeting our investment criteria among investment-grade and high yield corporate bonds, commercial mortgage-backed securities, asset-backed securities, and the sovereign debt of certain developing nations. We have found relatively few opportunities among mortgage-backed securities, which could suffer as the Fed tapers its quantitative easing program. Finally, we have continued to maintain a relatively short average duration in a rising interest-rate environment.

January 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not include fees and expenses to which the fund is subject.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Initial shares	–1.54%		7.03%	4.40%
Service shares	–1.80%		6.77%	4.14%
Barclays U.S. Aggregate Bond Index	–2.02%		4.44%	4.55%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Quality Bond Portfolio on 12/31/03 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.62	$5.88
Ending value (after expenses)	$1,013.90	$1,011.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.63	$5.90
Ending value (after expenses)	$1,020.62	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of .91% for Initial shares and 1.16% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2013

	Coupon	Maturity	Principal
Bonds and Notes—122.6%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables—5.1%
AmeriCredit Automobile Receivables
Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	305,000		303,123
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	155,000		155,030
AmeriCredit Automobile Receivables
Trust, Ser. 2012-4, Cl. D	2.68	10/9/18	245,000		247,276
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	490,000		523,918
Capital Auto Receivables Asset
Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	160,000		156,950
CarMax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	110,000		110,432
CarMax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	265,000		270,065
Santander Drive Auto Receivables
Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	210,000		207,805
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	285,000		286,066
Santander Drive Auto Receivables
Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	510,000		507,987
Santander Drive Auto Receivables
Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	440,000		452,211
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	105,000		108,595
Santander Drive Auto Receivables
Trust, Ser. 2011-3, Cl. D	4.23	5/15/17	200,000		208,967
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	235,000		248,032
					3,786,457
Asset-Backed Ctfs./
Home Equity Loans—.1%
Citicorp Residential Mortgage
Trust, Ser. 2007-2, Cl. A3	6.08	6/25/37	83,286	[b]	83,975
Commercial Mortgage
Pass-Through Ctfs.—3.5%
Aventura Mall Trust,
Ser. 2013-AVM, Cl. C	3.74	12/5/32	420,000	[b,c]	416,055

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2006-PW12, Cl. AAB	5.69	9/11/38	111,768	[b]	111,906
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.71	12/10/49	200,000	[b]	224,020
Commercial Mortgage Trust,
Ser. 2013-LC13, Cl. C	5.05	8/10/46	130,000	[b,c]	131,440
Extended Stay America Trust,
Ser. 2013-ESH7, Cl. C7	3.90	12/5/31	225,000	[c]	219,035
Hilton USA Trust,
Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	345,000	[c]	345,666
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2011-C3, Cl. A4	4.72	2/15/46	485,000	[c]	525,110
JP Morgan Chase Commerical
Mortgage Securities,
Ser. 2012-LC9, Cl. A3	2.48	12/15/47	155,000		151,010
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C13, Cl. B	4.74	11/15/46	290,000	[b]	294,719
WFRBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. A4	3.67	11/15/44	145,000		147,311
WFRBS Commercial Mortgage Trust,
Ser. 2013-C17, Cl. A4	4.02	12/15/46	50,000		50,652
					2,616,924
Consumer Discretionary—3.3%
21st Century Fox America,
Gtd. Notes	4.00	10/1/23	90,000	[c]	89,130
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B	7.63	3/15/20	190,000		200,688
Comcast,
Gtd. Notes	6.30	11/15/17	85,000		99,081
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	205,000	[c]	234,048
CVS Pass-Through Trust,
Pass Thru Certificates Notes	6.04	12/10/28	270,890		298,764
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	498,344	[c]	625,898

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Dish DBS,
Gtd. Notes	4.25	4/1/18	190,000		194,275
NBCUniversal Media,
Gtd. Notes	5.15	4/30/20	170,000		190,276
Staples,
Sr. Unscd. Notes	2.75	1/12/18	190,000		192,840
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	180,000		167,040
Walgreen,
Sr. Unscd. Notes	1.00	3/13/15	160,000		160,705
					2,452,745
Consumer Staples—1.7%
Altria Group,
Gtd. Notes	4.00	1/31/24	55,000		53,868
Altria Group,
Gtd. Notes	4.75	5/5/21	105,000		112,857
ConAgra Foods,
Sr. Unscd. Notes	4.65	1/25/43	100,000		92,222
Lorillard Tobacco,
Gtd. Notes	3.75	5/20/23	215,000		196,108
Pernod Ricard,
Sr. Unscd. Notes	4.45	1/15/22	255,000	[c]	258,379
Reynolds American,
Gtd. Notes	4.85	9/15/23	310,000		320,633
WM Wrigley Jr.,
Sr. Unscd. Notes	3.38	10/21/20	235,000	[c]	232,651
					1,266,718
Energy—3.4%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	165,000		189,590
Energy Transfer Partners,
Sr. Unscd. Notes	4.90	2/1/24	210,000	[d]	213,600
Energy Transfer Partners,
Sr. Unscd. Notes	5.15	2/1/43	270,000		247,592
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.00	3/1/43	210,000		194,534
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	170,000		202,335

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Oasis Petroleum,
Gtd. Notes	6.88	3/15/22	235,000	[c]	250,275
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	315,000		333,113
Petrobras Global Finance,
Gtd. Notes	4.38	5/20/23	135,000		121,620
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	250,000		249,347
Spectra Energy Partners,
Sr. Unscd. Notes	2.95	9/25/18	80,000		81,178
Spectra Energy Partners,
Sr. Unscd. Notes	4.75	3/15/24	70,000		71,499
Unit,
Gtd. Notes	6.63	5/15/21	175,000		185,500
Williams Partners,
Sr. Unscd. Notes	3.35	8/15/22	125,000		116,257
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	65,000		70,088
					2,526,528
Financial—14.1%
ABN AMRO Bank,
Sr. Unscd. Notes	2.50	10/30/18	230,000	[c]	229,618
Ally Financial,
Gtd. Notes	4.63	6/26/15	440,000		459,033
AON,
Gtd. Notes	3.50	9/30/15	240,000		250,592
Bank of America,
Sr. Unscd. Notes	2.60	1/15/19	135,000		135,755
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	40,000		45,772
BBVA US Senior,
Bank Gtd. Notes	4.66	10/9/15	655,000		688,881
Boston Properties,
Sr. Unscd. Notes	3.70	11/15/18	140,000		147,839
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	210,000		225,225
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	210,000		239,241

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Citigroup,
Sub. Notes	5.50	9/13/25	255,000		269,158
Citigroup,
Sr. Unscd. Notes	5.88	1/30/42	135,000		152,274
DDR,
Sr. Unscd. Notes	4.75	4/15/18	340,000		367,128
Discover Financial Services,
Sr. Unscd. Notes	5.20	4/27/22	589,000		613,950
ERAC USA Finance,
Gtd. Notes	5.60	5/1/15	98,000	[c]	104,120
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	120,000	[c]	138,981
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	720,000		802,808
Genworth Holdings,
Gtd. Notes	4.80	2/15/24	235,000		232,584
Genworth Holdings,
Gtd. Notes	7.20	2/15/21	85,000		98,844
Genworth Holdings,
Gtd. Notes	7.70	6/15/20	110,000		131,308
Goldman Sachs Group,
Sr. Unscd. Notes	1.84	11/29/23	375,000	[b]	381,665
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	7/27/21	180,000		197,382
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	160,000		180,405
Health Care REIT,
Sr. Unscd. Notes	5.13	3/15/43	280,000		260,207
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	335,000		344,932
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	225,000		241,594
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.35	8/15/21	150,000		158,345
Liberty Mutual Group,
Gtd. Notes	6.50	5/1/42	105,000	[c]	115,623
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	320,000		355,974

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Morgan Stanley,
Sr. Unscd. Notes		2.88	1/24/14	250,000		250,328
Morgan Stanley,
Sr. Unscd. Notes		3.75	2/25/23	65,000		63,370
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/28/21	240,000		268,610
Pacific LifeCorp,
Sr. Unscd. Notes		5.13	1/30/43	360,000	[c]	332,196
Prudential Financial,
Jr. Sub. Notes		5.88	9/15/42	240,000	[b]	245,100
Regency Centers,
Gtd. Notes		5.25	8/1/15	66,000		70,102
Regency Centers,
Gtd. Notes		5.88	6/15/17	120,000		133,890
Royal Bank of Scotland Group,
Sr. Unscd. Notes		2.55	9/18/15	270,000		276,260
Royal Bank of Scotland Group,
Sub. Notes		6.00	12/19/23	120,000		121,004
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	445,000	[b]	522,224
Santander US Debt,
Bank Gtd. Notes		3.72	1/20/15	500,000	[c]	510,095
WEA Finance,
Gtd. Notes		7.13	4/15/18	190,000	[c]	225,805
						10,588,222
Foreign/
Governmental—6.4%
Brazil Notas do
Tesouro Nacional,
Notes, Ser. B	BRL	6.00	8/15/22	750,000	[e]	749,073
Brazil Notas do
Tesouro Nacional,
Sr. Notes, Ser. F	BRL	10.00	1/1/17	1,900,000		763,317
Comision
Federal de Electricidad,
Sr. Unscd. Notes		4.88	1/15/24	310,000	[c]	308,450
Corporacion
Andina de Fomento,
Sr. Unscd. Notes		3.75	1/15/16	275,000		287,292

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/
Governmental (continued)
Eurasian Development Bank,
Sr. Unscd. Notes		5.00	9/26/20	665,000	[c]	679,963
Indonesia Eximbank,
Sr. Unscd. Notes		3.75	4/26/17	200,000	[d]	200,500
Mexican Government,
Bonds, Ser. M	MXN	8.00	12/7/23	4,270,000		364,405
Peruvian Government,
Sr. Unscd. Notes	PEN	5.20	9/12/23	1,070,000		373,220
Portuguese Government,
Sr. Unscd. Bonds	EUR	5.65	2/15/24	300,000	[c]	398,977
Province of
Quebec Canada,
Sr. Unscd. Notes		4.60	5/26/15	305,000		323,038
Russian Government,
Bonds, Ser. 6215	RUB	7.00	8/16/23	12,330,000		358,774
						4,807,009
Health Care—1.2%
Biomet,
Gtd. Notes		6.50	8/1/20	190,000		200,450
Mylan,
Sr. Unscd. Notes		5.40	11/29/43	170,000		172,004
Tenet Healthcare,
Sr. Scd. Notes		6.00	10/1/20	175,000	[c]	182,984
WellPoint,
Sr. Unscd. Notes		1.25	9/10/15	310,000		312,285
						867,723
Industrial—.8%
Bombardier,
Sr. Unscd. Notes		7.75	3/15/20	170,000	[c]	193,800
Waste Management,
Gtd. Notes		7.38	5/15/29	200,000		243,951
West,
Gtd. Notes		7.88	1/15/19	180,000		195,300
						633,051
Information Technology—.1%
Hewlett-Packard,
Sr. Unscd. Notes		4.30	6/1/21	85,000		86,288

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials—3.1%
ArcelorMittal,
Sr. Unscd. Notes	4.25	3/1/16	300,000	[b]	314,625
Freeport-McMoRan
Copper & Gold,
Gtd. Notes	5.45	3/15/43	220,000		211,298
Holcim US Finance,
Gtd. Notes	5.15	9/12/23	200,000	[c]	205,746
INEOS Finance,
Sr. Scd. Notes	7.50	5/1/20	180,000	[c]	198,225
LYB International Finance,
Gtd. Notes	4.00	7/15/23	295,000		291,753
Mosaic,
Sr. Unscd. Notes	4.25	11/15/23	235,000		232,548
Teck Resources,
Gtd. Notes	5.40	2/1/43	260,000		237,986
Teck Resources,
Gtd. Notes	6.25	7/15/41	185,000		184,756
Vale Overseas,
Gtd. Notes	4.38	1/11/22	235,000		229,499
Vale,
Sr. Unscd. Notes	5.63	9/11/42	220,000	[d]	200,812
					2,307,248
Municipal Bonds—1.9%
California,
GO (Build America Bonds)	7.30	10/1/39	340,000		427,754
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	355,000		330,129
New York City,
GO (Build America Bonds)	5.99	12/1/36	200,000		222,026
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.25	7/1/42	80,000		50,905
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.75	7/1/37	190,000		128,292
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/29	80,000		50,074

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Municipal Bonds (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	210,000		131,277
Puerto Rico Electric Power
Authority, Power Revenue	5.75	7/1/36	135,000		86,817
					1,427,274
Residential Mortgage
Pass-Through Ctfs.—.2%
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-6, Cl. 1A2	0.43	7/25/35	145,187	[b]	138,809
Telecommunications—4.0%
AT&T,
Sr. Unscd. Notes	1.15	11/27/18	310,000	[b]	312,733
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	170,000		215,465
Digicel,
Sr. Unscd. Notes	6.00	4/15/21	200,000	[c]	193,500
Intelsat Jackson Holdings,
Gtd. Notes	7.25	4/1/19	180,000		195,300
Rogers Communications,
Gtd. Notes	4.10	10/1/23	185,000		185,718
SBA Tower Trust,
Mortgage Bonds	3.60	4/15/43	425,000	[c]	417,048
Telecom Italia Capital,
Gtd. Notes	7.20	7/18/36	425,000		411,188
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	150,000		166,101
T-Mobile USA,
Gtd. Notes	6.13	1/15/22	240,000		244,800
Verizon Communications,
Sr. Unscd. Notes	6.55	9/15/43	410,000		481,390
Virgin Media Secured Finance,
Sr. Scd. Notes	5.25	1/15/21	200,000		204,348
					3,027,591

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
U.S. Government Agencies/
Mortgage-Backed—26.4%
Federal Home Loan Mortgage Corp.:
4.00%			2,135,000	[f,g]	2,186,540
Multiclass Mortgage Participation Ctfs.,
REMIC, Ser. 2586, Cl. WE,
4.00%, 12/15/32			2,775	[g]	2,774
5.50%, 5/1/40			33,686	[g]	36,900
Federal National Mortgage Association:
2.50%			795,000	[f,g]	785,187
3.00%			2,240,000	[f,g]	2,182,187
3.50%			3,800,000	[f,g]	3,764,672
4.00%			2,365,000	[f,g]	2,427,820
4.50%			2,950,000	[f,g]	3,116,975
5.00%			1,935,000	[f,g]	2,095,696
5.00%, 3/1/21—11/1/21			308,245	[g]	332,396
5.50%, 2/1/34—7/1/40			388,370	[g]	429,243
6.00%, 2/1/39			117,365	[g]	129,853
7.00%, 6/1/29—9/1/29			22,557	[g]	24,239
Government National Mortgage Association I:
5.50%, 4/15/33			558,365		624,390
Government National Mortgage Association II:
4.50%			1,555,000	[f]	1,657,897
7.00%, 9/20/28—7/20/29			6,957		8,191
					19,804,960
U.S. Government
Securities—43.5%
U.S. Treasury Bonds:
3.88%, 8/15/40			1,470,000	[d]	1,470,919
U.S. Treasury Notes:
0.13%, 7/31/14			7,585,000	[d]	7,586,335
0.25%, 1/31/14			8,600,000	[d]	8,601,849
1.38%, 7/31/18			3,280,000		3,250,916
2.13%, 5/31/15			6,115,000		6,278,625
2.38%, 7/31/17			5,130,000		5,361,450
					32,550,094
Utilities—3.8%
AES,
Sr. Unscd. Notes	8.00	6/1/20	85,000		99,875

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Utilities (continued)
Consolidated
Edison of New York,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		447,759
Electricite de France,
Sub. Notes	5.25	1/29/49	400,000	[b,c]	398,510
Enel Finance International,
Gtd. Notes	6.80	9/15/37	310,000	[c]	322,280
Exelon Generation,
Sr. Unscd. Notes	6.25	10/1/39	185,000		188,078
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	265,000		329,964
Nisource Finance,
Gtd. Notes	4.45	12/1/21	245,000		248,646
Nisource Finance,
Gtd. Notes	5.65	2/1/45	320,000		328,995
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	295,000		332,123
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	130,000		159,793
					2,856,023
Total Bonds and Notes
(cost $90,908,189)					91,827,639

Short-Term Investments—.3%
U.S. Treasury Bills:
0.03%, 1/2/14			110,000		110,000
0.08%, 6/12/14			110,000	[h]	109,976
Total Short-Term Investments
(cost $219,961)					219,976

Other Investment—.8%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $590,938)			590,938	[i]	590,938

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $309,420)	309,420 [i]	309,420
Total Investments (cost $92,028,508)	124.1%	92,947,973
Liabilities, Less Cash and Receivables	(24.1%)	(18,049,595)
Net Assets	100.0%	74,898,378

GO—General Obligation
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
MXN—Mexican New Peso
PEN—Peruvian New Sol
RUB—Russian Ruble
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2013, these securities were valued at $8,483,608 or 11.3% of net assets.
d Security, or portion thereof, on loan.At December 31, 2013, the value of the fund’s securities on loan was
$17,026,885 and the value of the collateral held by the fund was $17,419,624, consisting of cash collateral of
$309,420 and U.S. Government and Agency securities valued at $17,110,204.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Brazilian Consumer Price Index.
f Purchased on a forward commitment basis.
g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
h Held by or on behalf of a counterparty for open financial futures contracts.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
U.S. Government & Agencies/		Commercial Mortgage-Backed	3.5
Mortgage-Backed	69.9	Municipal Bonds	1.9
Corporate Bonds	35.5	Short-Term/Money Market Investments	1.5
Foreign/Governmental	6.4	Residential Mortgage-Backed	.2
Asset-Backed	5.2		124.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

December 31, 2013

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	53	(6,521,484)	March 2014	93,375

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,026,885)—Note 1(c):
Unaffiliated issuers	91,128,150	92,047,615
Affiliated issuers	900,358	900,358
Cash		30,397
Cash denominated in foreign currencies	13,269	13,227
Receivable for investment securities sold		1,351,364
Dividends, interest and securities lending income receivable		608,254
Receivable for futures variation margin—Note 4		9,244
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		7,813
Prepaid expenses		866
		94,969,138
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		57,231
Payable for open mortgage dollar roll transactions—Note 4		19,631,524
Liability for securities on loan—Note 1(c)		309,420
Payable for shares of Beneficial Interest redeemed		41,082
Payable for investment securities purchased		4,644
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		11,360
Accrued expenses		15,499
		20,070,760
Net Assets ($)		74,898,378
Composition of Net Assets ($):
Paid-in capital		76,077,183
Accumulated undistributed investment income—net		521,236
Accumulated net realized gain (loss) on investments		(2,708,261)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$93,375 net unrealized appreciation on financial futures)		1,008,220
Net Assets ($)		74,898,378

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	55,337,241	19,561,137
Shares Outstanding	4,671,075	1,657,752
Net Asset Value Per Share ($)	11.85	11.80

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Interest	2,153,885
Dividends:
Unaffiliated issuers	15,625
Affiliated issuers	1,376
Income from securities lending—Note 1(c)	11,299
Total Income	2,182,185
Expenses:
Investment advisory fee—Note 3(a)	530,177
Prospectus, proxy and shareholders’ reports	90,124
Professional fees	62,230
Distribution fees—Note 3(b)	53,615
Custodian fees—Note 3(b)	17,629
Trustees’ fees and expenses—Note 3(c)	7,096
Shareholder servicing costs—Note 3(b)	2,444
Loan commitment fees—Note 2	696
Miscellaneous	38,083
Total Expenses	802,094
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	802,091
Investment Income—Net	1,380,094
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	489,883
Net realized gain (loss) on options transactions	(30,976)
Net realized gain (loss) on financial futures	138,754
Net realized gain (loss) on forward foreign currency exchange contracts	(23,197)
Net Realized Gain (Loss)	574,464
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(3,458,775)
Net unrealized appreciation (depreciation) on options transactions	8,440
Net unrealized appreciation (depreciation) on financial futures	81,270
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	54,693
Net Unrealized Appreciation (Depreciation)	(3,314,372)
Net Realized and Unrealized Gain (Loss) on Investments	(2,739,908)
Net (Decrease) in Net Assets Resulting from Operations	(1,359,814)

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	1,380,094	1,616,493
Net realized gain (loss) on investments	574,464	3,993,877
Net unrealized appreciation
(depreciation) on investments	(3,314,372)	575,387
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,359,814)	6,185,757
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,700,400)	(2,025,424)
Service Shares	(556,695)	(713,196)
Total Dividends	(2,257,095)	(2,738,620)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,199,935	5,929,178
Service Shares	1,202,045	1,209,975
Dividends reinvested:
Initial Shares	1,700,400	2,025,424
Service Shares	556,695	713,196
Cost of shares redeemed:
Initial Shares	(15,149,675)	(13,285,000)
Service Shares	(5,623,734)	(5,257,666)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,114,334)	(8,664,893)
Total Increase (Decrease) in Net Assets	(15,731,243)	(5,217,756)
Net Assets ($):
Beginning of Period	90,629,621	95,847,377
End of Period	74,898,378	90,629,621
Undistributed investment income—net	521,236	924,205

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	432,084	486,185
Shares issued for dividends reinvested	141,107	167,228
Shares redeemed	(1,255,754)	(1,092,406)
Net Increase (Decrease) in Shares Outstanding	(682,563)	(438,993)
Service Shares
Shares sold	99,571	100,131
Shares issued for dividends reinvested	46,348	59,087
Shares redeemed	(465,792)	(434,976)
Net Increase (Decrease) in Shares Outstanding	(319,873)	(275,758)

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.37	11.92	11.55	11.08	10.11
Investment Operations:
Investment income—net[a]	.21	.22	.29	.41	.48
Net realized and unrealized
gain (loss) on investments	(.39)	.59	.51	.51	.99
Total from Investment Operations	(.18)	.81	.80	.92	1.47
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.43)	(.45)	(.50)
Net asset value, end of period	11.85	12.37	11.92	11.55	11.08
Total Return (%)	(1.54)	7.00	7.04	8.38	14.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.84	.79	.77	.75
Ratio of net expenses
to average net assets	.92	.84	.79	.77	.75
Ratio of net investment income
to average net assets	1.76	1.80	2.54	3.55	4.56
Portfolio Turnover Rate[b]	397.26	518.55	379.94	288.08	293.67
Net Assets, end of period ($ x 1,000)	55,337	66,251	69,072	105,205	105,816

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2013,
2012, 2011, 2010 and 2009 were 176.37%, 269.42%, 162.19%, 129.47% and 102.76%, respectively.

See notes to financial statements.

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.33	11.88	11.51	11.04	10.07
Investment Operations:
Investment income—net[a]	.18	.19	.26	.38	.45
Net realized and unrealized
gain (loss) on investments	(.40)	.59	.51	.50	.99
Total from Investment Operations	(.22)	.78	.77	.88	1.44
Distributions:
Dividends from investment income—net	(.31)	(.33)	(.40)	(.41)	(.47)
Net asset value, end of period	11.80	12.33	11.88	11.51	11.04
Total Return (%)	(1.80)	6.70	6.78	8.20	14.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	1.09	1.04	1.02	1.00
Ratio of net expenses
to average net assets	1.17	1.09	1.04	1.02	1.00
Ratio of net investment income
to average net assets	1.51	1.55	2.22	3.29	4.33
Portfolio Turnover Rate[b]	397.26	518.55	379.94	288.08	293.67
Net Assets, end of period ($ x 1,000)	19,561	24,378	26,776	27,780	30,633

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2013,
2012, 2011, 2010 and 2009 were 176.37%, 269.42%, 162.19%, 129.47% and 102.76%, respectively.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Quality Bond Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,870,432	—	3,870,432
Commercial
Mortgage-Backed	—	2,616,924	—	2,616,924

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
Corporate Bonds†	—	26,612,137	—	26,612,137
Foreign Government	—	4,807,009	—	4,807,009
Municipal Bonds	—	1,427,274	—	1,427,274
Mutual Funds	900,358	—	—	900,358
Residential
Mortgage-Backed	—	138,809	—	138,809
U.S. Government
Agencies/
Mortgage-Backed	—	19,804,960	—	19,804,960
U.S. Treasury	—	32,770,070	—	32,770,070
Other Financial
Instruments:
Financial Futures††	93,375	—	—	93,375
Forward Foreign
Currency Exchange
Contracts††	—	7,813	—	7,813
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(11,360)	—	(11,360)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

collateral. At December 31, 2013, the value of securities on loan was $17,026,885, as disclosed in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of securities on loan. See the Statement of Investments for collateral information. During the period ended December 31, 2013, The Bank of New York Mellon earned $2,639 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012($)	Purchases ($)	Sales ($)	12/31/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	538,151	46,753,485	46,700,698	590,938.8
Dreyfus
Institutional
Cash
Advantage
Fund	255,200	9,556,525	9,502,305	309,420.4
Total	793,351	56,310,010	56,203,003	900,358	1.2

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 31, 2013, the Board declared a cash dividend of $.029 and $.027 per share for the Initial shares and Service shares, respec-

tively, from undistributed investment income-net payable on January 2, 2014 (ex-dividend date) to shareholders of record as of the close of business on December 31, 2013.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $527,006, accumulated capital losses $2,258,148 and unrealized appreciation $552,337.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $2,257,095 and $2,738,620, respectively.

During the period ended December 31, 2013 , as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and (losses) and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $474,032 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $53,615 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $337 for transfer agency services and $30 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $17,629 pursuant to the custody agreement.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $10 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $41,542, Distribution Plan fees $4,175, custodian fees $9,153, Chief Compliance Officer fees $2,299 and transfer agency fees $62.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended December 31, 2013, amounted to $396,409,469 and $411,417,677, respectively, of which $220,420,226 in purchases and $219,885,701 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2013 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying secu-

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

rity or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.At December 31, 2013, there were no options written outstanding.

The following summarizes the fund’s call/put options written during the period ended December 31, 2013:

	Face Amount		Options Terminated
	Covered by	Premiums	Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2012	—	—
Contracts written	18,880,000	244,267

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts terminated:
Contracts closed	4,260,000	131,102	221,094	(89,992)
Contracts expired	14,620,000	113,165	—	113,165
Total contracts terminated	18,880,000	244,267	221,094	23,173
Contracts Outstanding
December 31, 2013	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real,
Expiring
2/4/2014[a]	95,000	40,615	39,906	(709)

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Brazilian Real,
Expiring:
2/4/2014[b]	885,000	374,429	371,756	2,673
3/6/2014[a]	1,100,000	463,988	458,848	5,140
Euro,
Expiring
1/31/2014[c]	300,000	406,050	412,706	(6,656)
Peruvian New Sol,
Expiring
1/31/2014[c]	1,080,000	382,104	384,057	(1,953)
Russian Ruble,
Expiring:
1/31/2014[c]	12,320,000	370,487	372,529	(2,042)
Gross Unrealized
Appreciation				7,813
Gross Unrealized
Depreciation				(11,360)

Counterparties:

a	Morgan Stanley Capital Services
b	Citigroup
c	Deutsche Bank

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2013 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	93,375
Foreign exchange risk[2]	7,813	Foreign exchange risk[3]	(11,360)
Gross fair value of
derivatives contracts	101,188		(11,360)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation on financial futures as reported in the Statement of Financial
Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2013 is shown below:

	Amount of realized gain (loss) on derivatives recognized in income ($)
	Financial	Options	Forward
Underlying risk	Futures[4]	Transactions[5]	Contracts[6]	Total
Interest rate	138,754	(30,976)	—	107,778
Foreign exchange	—	—	(23,197)	(23,197)
Total	138,754	(30,976)	(23,197)	84,581

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward
Underlying risk	Futures[7]	Transactions[8]	Contracts[9]	Total
Interest rate	81,270	8,440	—	89,710
Foreign exchange	—	—	54,693	54,693
Total	81,270	8,440	54,693	144,403

Statement of Operations location:

4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on financial futures.
8	Net unrealized appreciation (depreciation) on options transactions.
9	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	7,813	(11,360)
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	7,813	(11,360)
Derivatives not subject to MNA or
similar agreements	—	—
Total gross amount of assets and
liabilities subject to MNA or
similar agreements	7,813	(11,360)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities and Subject to MNA †

		Financial
		Instruments
and
		Derivatives	Securities	Cash
Gross Amount of		Available	Collateral	Collateral	Net Amount
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)[2]	Received ($)[2]	of Assets ($)
Citigroup	2,673	—	—	—	2,673
Morgan Stanley
Capital Services	5,140	(709)	—	—	4,431
Total	7,813	(709)	—	—	7,104

		Financial
		Instruments
and
		Derivatives	Securities	Cash	Net
Gross Amount of		Available	Collateral	Collateral	Amount of
Counterparty	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)
Deutsche Bank	(10,651)	—	—	—	(10,651)
Morgan Stanley
Capital Services	(709)	709	—	—	—
Total	(11,360)	709	—	—	(10,651)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Interest rate financial futures	6,175,615
Interest rate options contracts	278,493
Forward contracts	3,762,558

At December 31, 2013, the cost of investments for federal income tax purposes was $92,392,610; accordingly, accumulated net unrealized appreciation on investments was $555,363, consisting of $1,549,794 gross unrealized appreciation and $994,431 gross unrealized depreciation.

The Fund 45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of DreyfusVariable Investment Fund, Quality Bond Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Quality Bond Portfolio at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42

———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90

———————
Dr. Martin Peretz (74)
Board Member (1990)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $243,750 in 2012 and $249,463 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $62,354 in 2012 and $63,563 in 2013.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $27,265 in 2012 and $35,355 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $30 in 2012 and $32 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $-0- in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,204,697 in 2012 and $50,384,343 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 14, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	February 14, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010